[LOGO]              PIMCO Funds Prospectus

PIMCO               ------------------------------------------------------------
Variable            SHORT DURATION BOND PORTFOLIO
Insurance           Low Duration Bond Portfolio
Trust
                    ------------------------------------------------------------
April 1, 2000       INTERMEDIATE DURATION BOND PORTFOLIOS
                    Total Return Bond Portfolio
Share Class         High Yield Bond Portfolio

                    ------------------------------------------------------------
                    STOCK PORTFOLIO
                    StocksPLUS Growth and Income Portfolio


Adm Administrative  This cover is not part of the Prospectus

                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes 4 separate investment portfolios (the
Variable    "Portfolios"), offered by the PIMCO Variable Insurance Trust (the
Insurance   "Trust"). The Portfolios provide access to the professional
Trust       investment management services offered by Pacific Investment
            Management Company ("PIMCO"). The investments made by the
April 1,    Portfolios at any given time are not expected to be the same as
2000        those made by other mutual funds for which PIMCO acts as
            investment adviser, including mutual funds with investment
Share       objectives and strategies similar to those of the Portfolios.
Class       Accordingly, the performance of the Portfolios can be expected to
Adminis-    vary from that of the other mutual funds.
trative

            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Low Duration Bond Portfolio....................................   5
           Total Return Bond Portfolio....................................   7
           High Yield Bond Portfolio......................................   9
           StocksPLUS Growth and Income Portfolio.........................  11
         Summary of Principal Risks.......................................  13
         Management of the Portfolios.....................................  16
         Investment Options...............................................  17
         Purchases and Redemptions........................................  18
         How Portfolio Shares are Priced..................................  19
         Tax Consequences.................................................  20
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  21
         Financial Highlights.............................................  30
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                  Non-U.S.
                                                                                                  Dollar
                                                                                Credit            Denominated
                                            Main Investments          Duration  Quality(1)        Securities(2)
---------------------------------------------------------------------------------------------------------------
 Short         Low Duration Bond            Short maturity fixed      1-3 years B to Aaa; max 10%   0-20%(3)
 Duration                                   income securities                   below Baa
 Bond
 Portfolio
---------------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond            Intermediate maturity     3-6 years B to Aaa; max 10%   0-20%(3)
 Duration                                   fixed income securities             below Baa
 Bond
 Portfolios
         ------------------------------------------------------------------------------------------------------
               High Yield Bond              Higher yielding fixed     2-6 years B to Aaa; min 65%   0-15%(4)
                                            income securities                   below Baa
---------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year  B to Aaa; max       0-20%(3)
 Portfolio                                  derivatives backed by a             10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
---------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)  The percentage limitation relates to euro-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Low Duration Bond, Total
Income      Return Bond, and High Yield Bond Portfolios. Each of the Fixed
Instruments Income Portfolios differs from the others primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income
            Portfolio invests at least 65% of its assets in "Fixed Income
            Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Per-        performance information and fees and expenses. A more detailed
formance    "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO Low Duration Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Short maturity       B to Aaa; maximum
and           Seeks maximum          fixed income         10% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                1-3 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives Risk    .  Currency Risk
                 Risk                .  Liquidity Risk      .  Leveraging
              .  Credit Risk         .  Mortgage Risk          Risk
              .  Market Risk         .  Foreign             .  Management
              .  Issuer Risk            Investment             Risk
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

5  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.38%(1) 0.78%               (0.13%)      0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.13%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                         Year 1                                         Year 3
         -----------------------------------------------------------------------------------------
         Administrative                      $66                                            $236
         -----------------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


7  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                          Highest and Lowest Quarter Returns
                                          (for periods shown in the bar chart)
                                          --------------------
                                          Highest (3rd Qtr. '98)5.43%
                                          --------------------
    [GRAPH]                               Lowest (2nd Qtr. '99)(0.94%)

1998      8.61%
1999     -0.58%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                         1 Year  (12/31/97)
            -----------------------------------------------
         Administrative Class            (0.58%) 3.91%
            -----------------------------------------------
         Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
            -----------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Administrative Class shares of the Portfolio:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
            ------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.29%(1) 0.69%        (0.04%)      0.65%
            ------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $217               $380               $855
            -----------------------------------------------------------------------------------

                                                                  Prospectus   8

            PIMCO High Yield Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Higher yielding      B to Aaa; minimum
and           Seeks maximum          fixed income         65% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                2-6 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Foreign
                 Risk                .  Liquidity Risk         Investment Risk
              .  Credit Risk         .  Derivatives Risk    .  Currency Risk
              .  High Yield Risk     .  Mortgage Risk       .  Leveraging Risk
              .  Market Risk                                .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


9
   PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                           Highest and Lowest Quarter Returns
                                           (for periods shown in the bar chart)
                                           --------------------
   [GRAPH]                                 Highest (1st Qtr.'99)2.00%
                                           --------------------
1999     3.01%                             Lowest (2nd Qtr.'99)(0.51%)


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                          1 Year (04/30/98)
            -----------------------------------------------
         Administrative Class             3.01%  2.88%
            -----------------------------------------------
         Lehman Brothers BB Intermediate
          Corporate Index(1)              2.20%  3.02%
            -----------------------------------------------

            (1) The Lehman Brothers BB Intermediate Corporate Index is an
                unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.40 years as of 12/31/99. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.35%(1) 0.75%               0.00%        0.75%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.35% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $77                $240               $417               $930
            -----------------------------------------------------------------------------------

                                                                 Prospectus   10

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and                                  index derivatives    10% below Baa
Strategies                           backed by a
              Seeks total            portfolio of         Dividend
              return which           short-term fixed     Frequency
              exceeds that of        income securities    Declared and
              the S&P 500                                 distributed
                                                          quarterly

                                     Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk             Risk                . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                        Investment
                                        Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

11 PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                           Highest and Lowest Quarter Returns
                                           (for periods shown in the bar chart)
                                           --------------------
                                           Highest (4th Qtr. '98)21.95%
   [GRAPH]                                 --------------------
                                           Lowest (3rd Qtr. '98)-8.82%
1998     30.11%
1999     19.85%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
            ---------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
            ---------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
            ---------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(1) 0.65%               0.00%        0.65%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.10% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $208               $362               $810
            -----------------------------------------------------------------------------------

                                                                  Prospectus  12

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        Portfolios that invest in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
13

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
15

            Management of the Portfolios

Invest-     PIMCO serves as investment adviser and the administrator (serving
ment        in its capacity as administrator, the "Administrator") for the
Adviser     Portfolios. Subject to the supervision of the Board of Trustees,
and         PIMCO is responsible for managing the investment activities of the
Adminis-    Portfolios and the Portfolios' business affairs and other
trator      administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio                                              Advisory Fees
         --------------------------------------------------------------------
         High Yield Bond Portfolio                                  0.50%
         All other Portfolios                                       0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio
                                                                Advisory Fees
         --------------------------------------------------------------------
         StocksPLUS Growth and Income Portfolio                     0.40%
         All other Portfolios                                       0.25%

Administrative
Fees
            Each Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio                                       Administrative Fees
         -------------------------------------------------------------------
         All Portfolios                                         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio                                       Administrative Fees
         -------------------------------------------------------------------
         StocksPLUS Growth & Income Portfolio                   0.10%
         High Yield Portfolio                                   0.35%
         All other Portfolios                                   0.25%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

         Portfolio          Portfolio Manager  Since  Recent Professional Experience
         ---------------------------------------------------------------------------

         Low Duration Bond  William H. Gross    2/99*  Managing Director, Chief
         Total Return Bond                     12/97*  Investment Officer and a
         StocksPLUS                                    founding partner of PIMCO.
          Growth and Income                    12/97*  He leads a team which
                                                       manages the StocksPLUS
                                                       Portfolio.




         High Yield Bond    Benjamin L. Trosky  4/98*  Managing Director, PIMCO. He
                                                       joined PIMCO as a Portfolio
                                                       Manager in 1990.




            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

   PIMCO Variable Insurance Trust
17

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


19 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
21

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Participa-  which investments generally will be in the form of loan
tions       participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. Each
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

   PIMCO Variable Insurance Trust
23

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Low Duration Bond Portfolio
            may invest up to 5% of its assets in securities of issuers based in countries with developing (or "emerging market") economies and each remaining Portfolio that may invest in foreign securities may invest up to 10% of its assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
25

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
27

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                   Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
29

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Low Duration
 Administrative Class
 12/31/1999(b)         $10.00     $0.50        $(0.25)(a)    $ 0.25      $(0.51)     $ 0.00        $ 0.00         $0.00
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(a)    $(0.06)     $(0.58)     $ 0.00        $ 0.00         $0.00
 12/31/1998(e)          10.00      0.56          0.28 (a)      0.84       (0.56)       0.00         (0.19)         0.00
High Yield
 Administrative Class
 12/31/1999            $ 9.67     $0.77        $(0.49)(a)    $ 0.28      $(0.77)     $ 0.00        $ 0.00         $0.00
 12/31/1998(f)          10.00      0.51         (0.34)(a)      0.17       (0.50)       0.00          0.00          0.00
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $ 1.65 (a)    $ 2.41      $(0.61)     $(0.82)       $ 0.00         $0.00
 12/31/1998(e)          10.00      0.30          2.68 (a)      2.98       (0.29)      (0.11)         0.00          0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on February 16, 1999.
(e) Commenced operations on December 31, 1997.
(f) Commenced operations on April 30, 1998.

   PIMCO Variable Insurance Trust
31

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.51)     $ 9.74    2.56 %   $  5,149     0.65%*(c)      5.74%*       11%


  $0.00       $(0.58)     $ 9.45   (0.58)%   $  3,877     0.65% (d)      5.96%       102%
   0.00        (0.75)      10.09    8.61        3,259     0.65           5.55        139


  $0.00       $(0.77)     $ 9.18    3.01 %   $151,020     0.75%          8.25%        13%
   0.00        (0.50)       9.67    1.80       49,761     0.75           7.90*        13


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%          5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65           5.30         61

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

                                                                  Prospectus

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of
of          certain series of PIMCO Funds: Pacific Investment Management
Similar     Series ("PIMS"). Each PIMS series has investment objectives,
Funds       policies and strategies substantially similar to those of its respective PIMCO Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective PVIT Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of any of the PVIT
            Portfolios or the future performance of any PVIT Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The operating expenses for the Institutional Class of the PIMS Low Duration Fund are lower than the operating expenses for the Institutional Class of the corresponding PVIT Portfolio. Furthermore, the operating expenses of the Institutional Class of each PIMS series in the table are lower than the operating expenses of each Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolio's expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                            Since   Inception
                                   1 Year 3 Years 5 Years Inception   Date
-----------------------------------------------------------------------------
PIMCO Low Duration Fund             2.97   6.10    7.25     7.80     5/11/87
 Merrill Lynch 1-3 yr. Treasury/1/  3.06   5.56    6.51

-------
/1/The Merrill Lynch 1-3 Year Treasury Index consists of all public U.S.
  Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.

   PIMCO Variable Insurance Trust
33

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                                                  Prospectus

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   PIMCO Variable Insurance Trust

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

                                                                  Prospectus
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

   PIMCO Variable Insurance Trust

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.

[LOGO OF PIMCO FUNDS]

PIMCO Funds
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO Funds Prospectus


PIMCO Variable Insurance Trust

April 1, 2000

Share Class

Adm Administrative
--------------------------------------------------------------------------------
INTERMEDIATE DURATION BOND PORTFOLIOS
Total Return Bond Portfolio
High Yield Bond Portfolio

--------------------------------------------------------------------------------

STOCK PORTFOLIOS
StocksPLUS Growth and Income Portfolio



   This cover is not part of the Prospectus
                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO           This Prospectus describes 3 separate investment portfolios (the
Variable        "Portfolios"), offered by the PIMCO Variable Insurance Trust
Insurance       (the "Trust"). The Portfolios provide access to the professional
Trust           investment management services offered by Pacific Investment
                Management Company ("PIMCO"). The investments made by the
April 1,        Portfolios at any given time are not expected to be the same as
2000            those made by other mutual funds for which PIMCO acts as
                investment adviser, including mutual funds with investment
Share           objectives and strategies similar to those of the Portfolios.
Class           Accordingly, the performance of the Portfolios can be expected
Administrative  to vary from that of the other mutual funds.

                This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

                Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

                This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

                The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1 PIMCO Variable Insurance Trust

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Total Return Bond Portfolio....................................   5
           High Yield Bond Portfolio......................................   7
           StocksPLUS Growth and Income Portfolio.........................   9
         Summary of Principal Risks.......................................  11
         Management of the Portfolios.....................................  14
         Investment Options...............................................  15
         Purchases and Redemptions........................................  16
         How Portfolio Shares are Priced..................................  17
         Tax Consequences.................................................  18
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  19
         Financial Highlights.............................................  29
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus 2

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                  Non-U.S.
                                                                                                  Dollar
                                                                                Credit            Denominated
                                            Main Investments          Duration  Quality(1)        Securities(2)
---------------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond            Intermediate maturity     3-6 years B to Aaa; max 10%   0-20%(3)
 Duration                                   fixed income securities             below Baa
 Bond
 Portfolios
         ------------------------------------------------------------------------------------------------------
               High Yield Bond              Higher yielding fixed     2-6 years B to Aaa; min 65%   0-15%(4)
                                            income securities                   below Baa
---------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year  B to Aaa; max       0-20%(3)
 Portfolio                                  derivatives backed by a             10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
---------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)  The percentage limitation relates to euro-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed          The "Fixed Income Portfolios" are the Total Return Bond, and High
Income         Yield Bond Portfolios. Each of the Fixed Income Portfolios
Instruments    differs from the others primarily in the length of the
               Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income
               Portfolio invests at least 65% of its assets in "Fixed Income
               Instruments," which as used in this Prospectus includes:

               . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
               . corporate debt securities of U.S. and non-U.S. issuers,
                 including convertible securities and corporate commercial paper;
               . mortgage-backed and other asset-backed securities;
               . inflation-indexed bonds issued both by governments and
                 corporations;
               . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
               . delayed funding loans and revolving credit facilities;
               . bank certificates of deposit, fixed time deposits and bankers'
                 acceptances;
               . repurchase agreements and reverse repurchase agreements;
               . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
               . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
               . obligations of international agencies or supranational
                 entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit         In this Prospectus, references are made to credit ratings of debt
Ratings        securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
               ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

               . high quality
               . investment grade
               . below investment grade ("high yield securities" or "junk bonds")

                For a further description of credit ratings, see "Appendix A--
               Description of Securities Ratings."

Portfolio      The Portfolios provide a broad range of investment choices. The
Descriptions,  following summaries identify each Portfolio's investment
Performance    objective, principal investments and strategies, principal risks,
and Fees       performance information and fees and expenses. A more detailed
               "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries.

               It is possible to lose money on investments in the Portfolios.

                An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus 4

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


5  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

   [GRAPH]

'98      8.61%
'99     -0.58%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
--------------------
Highest (3rd Qtr. '98)5.43%
--------------------
Lowest (2nd Qtr. '99)(0.94%)

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                         1 Year  (12/31/97)
            -----------------------------------------------
         Administrative Class            (0.58%) 3.91%
            -----------------------------------------------
         Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
            -----------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
            ------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.29%(1) 0.69%        (0.04%)      0.65%
            ------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $217               $380               $855
            -----------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO High Yield Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Higher yielding      B to Aaa; minimum
and           Seeks maximum          fixed income         65% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                2-6 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         . Foreign
                 Risk                .  Liquidity Risk       Investment Risk
              .  Credit Risk         .  Derivatives Risk    .  Currency Risk
              .  High Yield Risk     .  Mortgage Risk       .  Leveraging Risk
              .  Market Risk                                .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


7 PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                           Highest and Lowest Quarter Returns
                                           (for periods shown in the bar chart)
  [GRAPH]                                  --------------------
                                           Highest (1st Qtr.'99)2.00%
'99     3.01%                              --------------------
                                           Lowest (2nd Qtr.'99)(0.51%)

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                          1 Year (04/30/98)
            -----------------------------------------------
         Administrative Class             3.01%  2.88%
            -----------------------------------------------
         Lehman Brothers BB Intermediate
          Corporate Index(1)              2.20%  3.02%
            -----------------------------------------------

            (1) The Lehman Brothers BB Intermediate Corporate Index is an
                unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.40 years as of 12/31/99. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.35%(1) 0.75%               0.00%        0.75%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.35% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $77                $240               $417               $930
            -----------------------------------------------------------------------------------

                                                                 Prospectus    8

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and                                  index derivatives    10% below Baa
Strategies                           backed by a
              Seeks total            portfolio of         Dividend
              return which           short-term fixed     Frequency
              exceeds that of        income securities    Declared and
              the S&P 500                                 distributed
                                     Average Portfolio    quarterly
                                     Duration
                                     0-1 year


            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk             Risk                . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.
                                     . Currency Risk

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

9  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                                            --------------------
   [GRAPH]                                  Highest (4th Qtr. '98)21.95%
                                            --------------------
'98     30.11%                              Lowest (3rd Qtr. '98)-8.82%
'99     19.85%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
            ---------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
            ---------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
            ---------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(1) 0.65%               0.00%        0.65%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.10% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $208               $362               $810
            -----------------------------------------------------------------------------------

                                                                  Prospectus  10

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        Portfolios that invest in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

11 PIMCO Variable Insurance Trust

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus 12

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

13 PIMCO Variable Insurance Trust

                Management of the Portfolios

Investment      PIMCO serves as investment adviser and the administrator
Adviser         (serving in its capacity as administrator, the "Administrator")
and             for the Portfolios. Subject to the supervision of the Board of
Administrator   Trustees, PIMCO is responsible for managing the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

                 PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
                Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory        Each Portfolio pays PIMCO fees in return for providing
Fees            investment advisory services. For the fiscal year ended December
                31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

                Portfolio                  Advisory Fees
                -----------------------------------------
                High Yield Bond Portfolio      0.50%
                All other Portfolios           0.40%

                 Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

                Portfolio                                 Advisory Fees
                ---------------------------------------------------------
                StocksPLUS Growth and Income Portfolio      0.40%
                All other Portfolios                        0.25%

Administrative  Each Portfolio pays for the administrative services it requires
Fees under a fee structure which is essentially fixed. Shareholders of each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

                 For the fiscal year ended December 31, 1999, the Portfolios paid PIMCO monthly administrative fees at the following annual rates:

                Portfolio       Administrative Fees
                --------------------------------
                All Portfolios         0.25%

                 Effective April 1, 2000, the Portfolios pay PIMCO monthly
                administrative fees at the following annual rates:

                Portfolio                             Administrative Fees
                ------------------------------------------------------
                StocksPLUS Growth & Income Portfolio         0.10%
                High Yield Bond Portfolio                    0.35%
                Total Return Bond Portfolio                  0.25%

                                                                  Prospectus 14

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                                                         Recent Professional
            Portfolio          Portfolio Manager  Since  Experience
            -------------------------------------------------------------------
            Total Return Bond  William H. Gross   12/97* Managing Director,
            StocksPLUS                                   Chief Investment
                                                         Officer and a founding
                                                         partner of PIMCO. He
                                                         leads a team which
                                                         manages the StocksPLUS
                                                         Portfolio.
              Growth and Income                   12/97*

            High Yield Bond    Benjamin L. Trosky  4/98* Managing Director,
                                                         PIMCO. He joined
                                                         PIMCO as a Portfolio
                                                         Manager in 1990.
            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

15 PIMCO Variable Insurance Trust

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus 16
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


17 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus 18

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

19 PIMCO Variable Insurance Trust

                  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

                  One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan             Certain Portfolios may invest in fixed- and floating-rate
Participations   loans, which investments generally will be in the form of loan
and              participations and assignments of portions of such loans.
Assignments      Participations and assignments involve special types of risk,
Assignments      includind credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate        Corporate debt securities are subject to the risk of the
Debt             issuer's inability to meet principal and interest payments on
Securities       the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High             Securities rated lower than Baa by Moody's Investors Service,
Yield            Inc. ("Moody's") or lower than BBB by Standard & Poor's
Securities       Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

                   . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus 20

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. Each
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

21 PIMCO Variable Insurance Trust

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Each Portfolio that may invest in foreign securities, may invest up to 10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus 22
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


23 PIMCO Variable Insurance Trust

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus 24
             each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

              Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

              Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

              Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving    the borrower during a specified term. These commitments may have
Credit       the effect of requiring a Portfolio to increase its investment in
Facilities   a company at a time when it might not otherwise decide to do so
             (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-        Each Portfolio may purchase securities which it is eligible to
Issued,      purchase on a when-issued basis, may purchase and sell such
Delayed      securities for delayed delivery and may make contracts to purchase
Delivery     such securities for a fixed price at a future date beyond normal
and          settlement time (forward commitments). When-issued transactions,
Forward      delayed delivery purchases and forward commitments involve a risk
Commitment   of loss if the value of the securities declines prior to the
Transactions settlement date. This risk is in addition to the risk that the
             Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


25 PIMCO Variable Insurance Trust

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                   Prospectus 26

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

27 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus 28

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return
 Administrative Class
      12/31/1999            $10.09     $0.58        $(0.64)(a)    $(0.06)     $(0.58)     $ 0.00        $ 0.00         $0.00
      12/31/1998(c)          10.00      0.56          0.28 (a)      0.84       (0.56)       0.00         (0.19)         0.00
High Yield
 Administrative Class
      12/31/1999            $ 9.67     $0.77        $(0.49)(a)    $ 0.28      $(0.77)     $ 0.00        $ 0.00         $0.00
      12/31/1998(d)          10.00      0.51         (0.34)(a)      0.17       (0.50)       0.00          0.00          0.00
StocksPLUS Growth and Income
 Administrative Class
      12/31/1999            $12.58     $0.76        $ 1.65 (a)    $ 2.41      $(0.61)     $(0.82)       $ 0.00         $0.00
      12/31/1998(c)          10.00      0.30          2.68 (a)      2.98       (0.29)      (0.11)         0.00          0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(c) Commenced operations on December 31, 1997.
(d) Commenced operations on April 30, 1998.

29 PIMCO Variable Insurance Trust

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.58)     $ 9.45   (0.58)%   $  3,877     0.65% (b)      5.96%       102%
   0.00        (0.75)      10.09    8.61        3,259     0.65           5.55        139


  $0.00       $(0.77)     $ 9.18    3.01 %   $151,020     0.75%          8.25%        13%
   0.00        (0.50)       9.67    1.80       49,761     0.75           7.90*        13


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%          5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65           5.30         61

-------
*   Annualized.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

                                                                  Prospectus 30

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-888-746-2688 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


[LOGO OF PIMCO FUNDS]


PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO Funds Prospectus


PIMCO Variable Insurance Trust

April 1, 2000

Share Class

Adm Administrative

--------------------------------------------------------------------------------
STOCK PORTFOLIOS
StocksPLUS Growth and Income Portfolio



   This cover is not part of the Prospectus
                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO          This Prospectus describes the PIMCO StocksPLUS Growth and Income
Variable       Portfolio (the "Portfolio"), which is a separate investment
Insurance      portfolio offered by the PIMCO Variable Insurance Trust (the
Trust          "Trust"). The Portfolio provides access to the professional investment management services offered by Pacific Investment
April 1,       Management Company ("PIMCO"). The investments made by the
2000           Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share          investment adviser, including mutual funds with investment
Class          objectives and strategies similar to those of the Portfolio.
Administrative Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.

               This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

               Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

               This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

               The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1 PIMCO Variable Insurance Trust

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   5
           StocksPLUS Growth and Income Portfolio.........................   5
         Summary of Principal Risks.......................................   7
         Management of the Portfolio......................................  10
         Investment Options...............................................  11
         Purchases and Redemptions........................................  12
         How Portfolio Shares are Priced..................................  13
         Tax Consequences.................................................  14
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  15
         Financial Highlights.............................................  24
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus 2

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the Portfolio Summary on page
5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                             Non-U.S.
                                                                                             Dollar
                                                                               Credit        Denominated
                                            Main Investments          Duration Quality(1)    Securities(2)
----------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year B to Aaa; max   0-20%(3)
 Portfolio                                  derivatives backed by a            10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
----------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       Fixed Income Instruments, as used in this Prospectus includes:
Income
Instruments . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio
Descriptions,
Performance
and Fees
            The Portfolio provides a broad range of investment choices. The following summaries identify the Portfolio's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus 4

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and                                  index derivatives    10% below Baa
Strategies                           backed by a
              Seeks total            portfolio of         Dividend
              return which           short-term fixed     Frequency
              exceeds that of        income securities    Declared and
              the S&P 500                                 distributed
                                                          quarterly

                                     Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk             Risk                . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.
                                     . Currency Risk

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

5  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                                            Highest and Lowest Quarter Returns
                                                            (for periods shown in the bar chart)
                                                            --------------------
                               [GRAPH]                      Highest (4th Qtr. '98)21.95%
                                                            --------------------
                            1998      30.11%                Lowest (3rd Qtr. '98)-8.82%
                            1999      19.85%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
            ---------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
            ---------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
            ---------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(1) 0.65%               0.00%        0.65%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.10% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $208               $362               $810
            -----------------------------------------------------------------------------------

                                                                  Prospectus   6

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

7 PIMCO Variable Insurance Trust

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus 8

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

9 PIMCO Variable Insurance Trust

            Management of the Portfolio

Investment      PIMCO serves as investment adviser and the administrator
Adviser         (serving in its capacity as administrator, the "Administrator")
and             for the Portfolio. Subject to the supervision of the Board of
Administrator   Trustees, PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

                 PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
                Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory        The Portfolio pays PIMCO fees in return for providing investment
Fees            advisory services. For the fiscal year ended December 31, 1999, the Portfolio paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Portfolio taken separately):

                Portfolio                                         Advisory Fees
                ----------------------------------------------------------------
                StocksPLUS Growth and Income Portfolio               0.40%

                 Effective April 1, 2000, the Portfolio pays monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Portfolio taken separately):

                Portfolio                                         Advisory Fees
                ----------------------------------------------------------------
                StocksPLUS Growth and Income Portfolio                0.40%

Administrative  The Portfolio pays for the administrative services it requires
Fees under a fee structure which is essentially fixed. Shareholders of the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of the Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

                 For the fiscal year ended December 31, 1999, the Portfolio paid
                PIMCO monthly administrative fees at the following annual rates:

                Portfolio                                   Administrative Fees
                ----------------------------------------------------------------
                StocksPLUS Growth and Income Portfolio            0.25%

                 Effective April 1, 2000, the Portfolio pays PIMCO monthly
                administrative fees at the following annual rates:

                Portfolio                                   Administrative Fees
                ----------------------------------------------------------------
                StocksPLUS Growth & Income Portfolio               0.10%

                                                                  Prospectus 10

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio manager responsible for management of the Trust's
Managers    Portfolio, including their occupation for the past five years.

                               Portfolio                Recent Professional
            Portfolio          Manager          Since   Experience
            -------------------------------------------------------------------
            StocksPLUS         William H. Gross 12/97*  Managing Director, Chief
            Growth and Income                   12/97*  Investment Officer and a
                                                        founding partner of
                                                        PIMCO. He leads a team
                                                        which manages the
                                                        StocksPLUS Portfolio.
            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

11 PIMCO Variable Insurance Trust

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and the insurance company with a separate account

                                                                  Prospectus 12
            allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

13 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate its value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

                                                                  Prospectus 14

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

15 PIMCO Variable Insurance Trust

                The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

                One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan           The Portfolio may invest in fixed- and floating-rate loans, which
Participations investments generally will be in the form of loan participations
and            and assignments of portions of such loans. Participations and
Assignments    assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate      Corporate debt securities are subject to the risk of the issuer's
Debt           inability to meet principal and interest payments on the
Securities     obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity.
               When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High           Securities rated lower than Baa by Moody's Investors Service,
Yield          Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities     Services ("S&P") are sometimes referred to as "high yield" or
               "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
               High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

               . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus 16

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. The
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, a Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

17 PIMCO Variable Insurance Trust

             The Portfolio may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Portfolios that may invest in foreign securities may invest up to 10% of their assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                  Prospectus 18
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


19 PIMCO Variable Insurance Trust

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus 20
            a Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Transac-    settlement date. This risk is in addition to the risk that the
tions       Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.


21 PIMCO Variable Insurance Trust

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                   Prospectus 22

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

23 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                   Prospectus 24

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $1.65 (a)     $2.41       $(0.61)     $(0.82)        $0.00         $0.00
 12/31/1998(b)          10.00      0.30         2.68 (a)      2.98        (0.29)      (0.11)         0.00          0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on December 31, 1997.

25 PIMCO Variable Insurance Trust

                                                                   Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of    Investment
 Return                    Value               End     Expenses to  Income to   Portfolio
   of          Total        End    Total    of Period    Average     Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets   Net Assets    Rate
-----------------------------------------------------------------------------------------


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%        5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65         5.30         61

-------
*   Annualized.

                                                                  Prospectus 26

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings
& Poor's
Ratings     Investment Grade
Services
             AAA: Debt rated AAA has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


[LOGO OF PIMCO FUNDS]


PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO Funds Prospectus


PIMCO Variable Insurance Trust

April 1, 2000

Share Class

Adm Administrative

--------------------------------------------------------------------------------
LONG DURATION BOND PORTFOLIO
Long-Term U.S. Government Bond Portfolio

--------------------------------------------------------------------------------


   This cover is not part of the Prospectus

            Prospectus


PIMCO           This Prospectus describes the PIMCO Long-Term U.S. Government
Variable        Portfolio (the "Portfolio"), which is a separate investment
Insurance       portfolio, offered by the PIMCO Variable Insurance Trust (the
Trust           "Trust"). The Portfolio provides access to the professional investment management services offered by Pacific Investment
April 1,        Management Company ("PIMCO"). The investments made by the
2000            Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share           investment adviser, including mutual funds with investment
Class           objectives and strategies similar to those of the Portfolio.
Administrative  Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.

                This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

                Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

                This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

                The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1 PIMCO Variable Insurance Trust

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   5
           Long-Term U.S. Government Portfolio............................   5
         Summary of Principal Risks.......................................   7
         Management of the Portfolio......................................   9
         Investment Options...............................................  10
         Purchases and Redemptions........................................  11
         How Portfolio Shares are Priced..................................  12
         Tax Consequences.................................................  13
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  13
         Financial Highlights.............................................  23
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus 2

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the Portfolio Summary beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                 Non-U.S.
                                                                                                 Dollar
                                                                                      Credit     Denominated
                               Main Investments           Duration                    Quality(1) Securities
------------------------------------------------------------------------------------------------------------
 Long          Long-Term       Long-term maturity fixed   (greater than or =) 8 years  A to Aaa      0%
 Duration      U.S. Government income securities
 Bond
 Portfolio
------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.

3  PIMCO Variable Insurance Trust

Fixed           The Long-Term U.S. Government Bond Portfolio is a "Fixed Income
Income          Portfolio." A Fixed Income Portfolio invests at least 65% of its
Instruments     assets in "Fixed Income Instruments," which as used in this
                Prospectus includes:

                . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
                . corporate debt securities of U.S. and non-U.S. issuers,
                  including convertible securities and corporate commercial paper;
                . mortgage-backed and other asset-backed securities;
                . inflation-indexed bonds issued both by governments and
                  corporations;
                . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
                . delayed funding loans and revolving credit facilities;
                . bank certificates of deposit, fixed time deposits and bankers'
                  acceptances;
                . repurchase agreements and reverse repurchase agreements;
                . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
                . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
                . obligations of international agencies or supranational
                  entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit          In this Prospectus, references are made to credit ratings of
Ratings         debt securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's
                Rating Service ("S&P") or Moody's Investors Service, Inc.
                ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

                . high quality
                . investment grade
                . below investment grade ("high yield securities" or "junk bonds")

                 For a further description of credit ratings, see "Appendix A--
                Description of Securities Ratings."

Portfolio       The Portfolio provides a broad range of investment choices. The
Descriptions,   following summaries identify the Portfolio's investment
Performance     objective, principal investments and strategies, principal
and Fees        risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Portfolio begins after the Portfolio
                Summary.

                It is possible to lose money on investments in the Portfolio.

                 An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                    Prospectus 4

            PIMCO Long-Term U.S. Government Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Long-term            A to Aaa
and           Seeks maximum          maturity
Strategies    total return,          fixed income         Dividend Frequency
              consistent with        securities           Declared daily and
              preservation of                             distributed monthly
              capital and            Average Portfolio
              prudent                Duration
              investment             (greater than or
              management             =) 8 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

             The Portfolio's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its assets in securities rated A by Moody's or S&P, and may only invest up to 25% of its assets in securities rated Aa by Moody's or AA by S&P.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging Risk
                 Risk                .  Derivatives Risk    .  Management Risk
              .  Credit Risk         .  Mortgage Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.


5  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)_____None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                            Advisory Service Other    Portfolio Operating Expense      Operating
            Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------------
            Administrative  0.25%    0.15%   0.31%(1) 0.71%               (0.06%)          0.65%
            -------------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.06%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                         Year 1                                         Year 3
            --------------------------------------------------------------------------------------
            Administrative                      $66                                            $221
            --------------------------------------------------------------------------------------

                                                                  Prospectus   6

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

7 PIMCO Variable Insurance Trust

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                                                                  Prospectus 8

                Management of the Portfolio

Investment      PIMCO serves as investment adviser and the administrator
Adviser         (serving in its capacity as administrator, the "Administrator")
and             for the Portfolio. Subject to the supervision of the Board of
Administrator   Trustees, PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

                 PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
                Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory        The Portfolio pays PIMCO fees in return for providing investment
Fees            advisory services. For the fiscal year ended December 31, 1999, the Portfolio paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Portfolio taken separately):

                Portfolio                                 Advisory Fees
                ---------------------------------------------------------
                Long-Term U.S. Government Bond Portfolio      0.40%

                 Effective April 1, 2000, the Portfolio pays monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Portfolio taken separately):

                Portfolio                            Advisory Fees
                ----------------------------------------------------
                Long-Term U.S. Government Bond Portfolio      0.25%

Administrative  The Portfolio pays for the administrative services it requires
Fees under a fee structure which is essentially fixed. Shareholders of the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of the Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

                 For the fiscal year ended December 31, 1999, the Portfolio paid
                PIMCO monthly administrative fees at the following annual rates:

                Portfolio                                 Administrative Fees
                ---------------------------------------------------------------
                Long-Term U.S. Government Bond Portfolio         0.25%

                 Effective April 1, 2000, the Portfolio pays PIMCO monthly
                administrative fees at the following annual rates:

                Portfolio                                 Administrative Fees
                ---------------------------------------------------------------
                Long-Term U.S. Government Bond Portfolio         0.25%

                 PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

9 PIMCO Variable Insurance Trust

Individual  The table below provides information about the individual
Portfolio   portfolio manager responsible for management of the Trust's
Manager     Portfolio, including his occupation for the past five years.

                                           Portfolio             Recent Professional
            Portfolio                      Manager         Since Experience
            -----------------------------------------------------------------------
            Long-Term U.S. Government Bond James M. Keller 4/00  Executive Vice
                                                                 President, PIMCO. He
                                                                 joined PIMCO as a
                                                                 Portfolio Manager in
                                                                 1996, and has managed
                                                                 fixed income accounts
                                                                 for various
                                                                 institutional clients
                                                                 since that time.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and

                                                                  Prospectus 10
            would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and the insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

11 PIMCO Variable Insurance Trust

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate its value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.


                                                                  Prospectus 12

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

13 PIMCO Variable Insurance Trust

                PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.           U.S. Government securities are obligations of and, in certain
Government     cases, guaranteed by, the U.S. Government, its agencies or
Securities     government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal       Municipal bonds are generally issued by states and local
Bonds          governments and their agencies, authorities and other
               instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
               Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-      The Portfolio may invest all of its assets in mortgage- and
Related        asset-backed securities. Mortgage-related securities include
and Other      mortgage pass-through securities, collateralized mortgage
Asset-         obligations ("CMOs"), commercial mortgage-backed securities,
Backed         mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities     securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

                The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

                One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan           The Portfolio may invest in fixed- and floating-rate loans, which
Participations investments generally will be in the form of loan participations
and            and assignments of portions of such loans. Participations and
Assignments    assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

                                                                  Prospectus  14

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the

15 PIMCO Variable Insurance Trust
            principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While a Fixed Income Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

                                                                   Prospectus 16

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

17 PIMCO Variable Insurance Trust

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Portfolio's other assets will decline in the value.

                                                                   Prospectus 18

            Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary

19 PIMCO Variable Insurance Trust
            income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 20

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                           Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                      Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                     Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                      of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Government
 Administrative Class
 12/31/1999(b)              $10.00     $0.36        $0.78 (a)     $(0.42)     $(0.36)      $0.00         $0.00         $0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 30, 1999.

21 PIMCO Variable Insurance Trust

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.36)      $9.22   (4.28)%    $7,173      0.65%*(c)      5.55%*      294%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%* for the period ended December 31, 1999.

                                                                   Prospectus 22

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of
of          certain series of PIMCO Funds: Pacific Investment Management
Similar     Series ("PIMS"). Each PIMS series has investment objectives,
Funds       policies and strategies substantially similar to those of its respective PIMCO Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective PVIT Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of the PVIT Portfolio or the future performance of the PVIT Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The operating expenses of the Institutional Class of each PIMS series in the table are lower than the operating expenses of each Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolio's expenses were used. In addition, the PIMS series, unlike the Portfolio, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolio will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolio. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolio.

                 Average Annual Total Return for Similar Series of PIMS
            Institutional Class and for Benchmark Indices for Periods Ended
                               December 31, 1999

                                                           Since   Inception
                                 1 Year  3 Years 5 Years Inception   Date
----------------------------------------------------------------------------
PIMCO Long-Term U.S. Government
 Fund/1/                         (7.99)   6.27    9.72     10.35    7/1/91
 Lehman Long-Term Treasury/2/    (8.74)   6.03    9.08

-------
/1/Prior to July 1997 and April 2000 the Long-Term U.S. Government Fund was
  managed by different portfolio managers.
2 The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

23 PIMCO Variable Insurance Trust

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                                                  Prospectus A-1

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings
& Poor's    Investment Grade
Ratings
Services     AAA: Debt rated AAA has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-2  PIMCO Variable Insurance Trust

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

                                                                  Prospectus A-3
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-4  PIMCO Variable Insurance Trust

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.



PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO Funds Prospectus


PIMCO Variable Insurance Trust

April 1, 2000

Share Class

Adm Administrative

--------------------------------------------------------------------------------
SHORT DURATION BOND PORTFOLIO
Low Duration Bond Portfolio

--------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIO
Foreign Bond Portfolio

--------------------------------------------------------------------------------


   This cover is not part of the Prospectus
                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO            This Prospectus describes 2 separate investment portfolios
Variable         (the "Portfolios") offered by the PIMCO Variable Insurance
Insurance        Trust (the "Trust"). The Portfolios provide access to the
Trust            professional investment management services offered by
                 Pacific Investment Management Company ("PIMCO"). The
April 1,         investments made by the Portfolios at any given time are not
2000             expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual
Share            funds with investment objectives and strategies similar to
Class            those of the Portfolios. Accordingly, the performance of the
Administrative   Portfolios can be expected to vary from that of the other
                 mutual funds.


                 This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

                 Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

                 This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

                 The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1  PIMCO Variable Insurance Trust

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries
           Low Duration Bond Portfolio....................................   5
           Foreign Bond Portfolio.........................................   7
         Summary of Principal Risks.......................................   9
         Management of the Portfolios.....................................  11
         Investment Options...............................................  12
         Purchases and Redemptions........................................  13
         How Portfolio Shares are Priced..................................  14
         Tax Consequences.................................................  15
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  15
         Financial Highlights.............................................  25
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus 2

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                   Credit            Non-U.S. Dollar
                                 Main Investments        Duration  Quality(1)        Denominated Securities(2)
---------------------------------------------------------------------------------------------------------------
 Short         Low Duration Bond Short maturity fixed    1-3 years B to Aaa; max 10% 0-20%(3)
 Duration                        income securities                 below Baa
 Bond
 Portfolio
---------------------------------------------------------------------------------------------------------------
 International Foreign Bond      Intermediate maturity   3-7 years B to Aaa; max     (greater than or =) 85%(4)
 Bond                            hedged non-U.S. fixed             10% below Baa
 Portfolio                       income securities
---------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4) The percentage limitation relates to securities of foreign issuers, denominated in any currency.

3  PIMCO Variable Insurance Trust

Fixed          The "Fixed Income Portfolios" are the Low Duration Bond, and the
Income         Foreign Bond Portfolios. Each of the Fixed Income Portfolios
Instruments    differs from the other primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Portfolio invests at least 65% of its assets in "Fixed Income Instruments," which as used in this Prospectus includes:

               . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
               . corporate debt securities of U.S. and non-U.S. issuers,
                 including convertible securities and corporate commercial paper;
               . mortgage-backed and other asset-backed securities;
               . inflation-indexed bonds issued both by governments and
                 corporations;
               . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
               . delayed funding loans and revolving credit facilities;
               . bank certificates of deposit, fixed time deposits and bankers'
                 acceptances;
               . repurchase agreements and reverse repurchase agreements;
               . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
               . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
               . obligations of international agencies or supranational
                 entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit         In this Prospectus, references are made to credit ratings of
Ratings        debt securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
               ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

               . high quality
               . investment grade
               . below investment grade ("high yield securities" or "junk bonds")

               For a further description of credit ratings, see "Appendix A-- Description of Securities Ratings."

Portfolio      The Portfolios provide a broad range of investment choices. The
Descriptions,  following summaries identify each Portfolio's investment
Performance    objective, principal investments and strategies, principal risks,
and Fees       performance information and fees and expenses. A more detailed
               "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries.

               It is possible to lose money on investments in the Portfolios.

                An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus 4

            PIMCO Low Duration Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Short maturity       B to Aaa; maximum
and           Seeks maximum          fixed income         10% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                1-3 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       . Derivatives Risk     . Currency Risk
                 Risk                .  Liquidity Risk      .  Leveraging
              .  Credit Risk         .  Mortgage Risk          Risk
              .  Market Risk         .  Foreign             .  Management
              .  Issuer Risk            Investment             Risk
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

5  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment______None)

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                            Advisory Service Other    Portfolio Operating Expense      Operating
            Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -----------------------------------------------------------------------------------------
            Administrative  0.25%    0.15%   0.38%(1) 0.78%               (0.13%)      0.65%
            ----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.13%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                         Year 1                                         Year 3
            -----------------------------------------------------------------------------------------
            Administrative                      $66                                            $236
            -----------------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO Foreign Bond Portfolio

--------------------------------------------------------------------------------
              Investment Objective   Portfolio Focus      Credit Quality
Principal     Seeks maximum          Intermediate         B to Aaa; maximum
Investments   total return,          maturity hedged      10% below Baa
and           consistent with        non-U.S. fixed
Strategies    preservation of        income securities
              capital and                                 Dividend Frequency
              prudent                Average Portfolio    Declared daily and
              investment             Duration
              management             3-7 years


            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 85% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Foreign             .  Mortgage Risk
                 Risk                   Investment Risk     .  Derivatives Risk
              .  Credit Risk         .  Currency Risk       .  Leveraging Risk
              .  Market Risk         .  Issuer Non-         .  Management Risk
              .  Issuer Risk            Diversification
                                        Risk
                                     .  Liquidity Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

7  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                            Advisory Service Other    Portfolio Operating Expense      Operating
            Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -----------------------------------------------------------------------------------------
            Administrative  0.25%    0.15%   0.85%(1) 1.25%               (0.15%)      1.10%(3)
            -----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.50% administrative fee, 0.20%
                interest expense, and 0.15% representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.90% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
            (3) Ratio of net expenses to average net assets excluding interest expense is 0.90% for the Administrative Class.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                         Year 1                                         Year 3
            -------------------------------------------------------------------------------------------
            Administrative                      $112                                           $382
            -------------------------------------------------------------------------------------------

                                                                  Prospectus 8

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset

9 PIMCO Variable Insurance Trust
                and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage        A Portfolio that purchases mortgage-related securities is
Risk            subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility.
                This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign         A Portfolio that invests in foreign securities may experience
(Non-           more rapid and extreme changes in value than a Portfolio that
U.S.)           invests exclusively in securities of U.S. companies. The
Investment      securities markets of many foreign countries are relatively
Risk            small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency        Portfolios that invest directly in foreign currencies or in
Risk            securities that trade in, and receive revenues in, foreign (non-
                U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer          Focusing investments in a small number of issuers, industries or
Non-            foreign currencies increases risk. Portfolios that are "non-
Diversification diversified" may invest a greater percentage of their assets in
Risk            the securities of a single issuer (such as bonds issued by a particular state) than Portfolios that are "diversified."
                Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit

                                                                  Prospectus 10
               or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging     Certain transactions may give rise to a form of leverage. Such
Risk           transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management     Each Portfolio is subject to management risk because it is an
Risk           actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

               Management of the Portfolios

Investment     PIMCO serves as investment adviser and the administrator (serving
Adviser        in its capacity as administrator, the "Administrator") for the
and            Portfolios. Subject to the supervision of the Board of Trustees,
Administrator  PIMCO is responsible for managing the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

                PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
               Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory       Each Portfolio pays PIMCO fees in return for providing investment
Fees           advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

               Portfolio                    Advisory Fees
               --------------------------------------------
               Foreign Bond Portfolio           0.60%
               Low Duration Bond Portfolio      0.40%

                Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

               Portfolio                                   Advisory Fees
               ---------------------------------------------------------
               Low Duration Bond and Foreign Bond Portfolios      0.25%

Administrative Each Portfolio pays for the administrative services it requires
Fees under a fee structure which is essentially fixed. Shareholders of each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

11 PIMCO Variable Insurance Trust

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

            Portfolio                    Administrative Fees
            -------------------------------------------------
            Foreign Bond Portfolio              0.30%
            Low Duration Bond Portfolio         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

            Portfolio                    Administrative Fees
            -------------------------------------------------
            Foreign Bond Portfolio              0.50%
            Low Duration Bond Portfolio         0.25%

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

            Portfolio         Portfolio Manager  Since Recent Professional Experience
            ----------------------------------------------------------------------------------------
            Low Duration Bond William H. Gross   2/99* Managing Director, Chief Investment Officer and
                                                       a founding partner of PIMCO.

            Foreign Bond      Lee R. Thomas, III 2/99* Managing Director and Senior International
                                                       Portfolio Manager, PIMCO. He joined PIMCO as a
                                                       Portfolio Manager in 1995, and has managed fixed
                                                       income accounts for various institutional
                                                       clients and funds since that time. Prior to
                                                       joining PIMCO, he was associated with Investcorp
                                                       as a member of the management committee
                                                       responsible for global securities and foreign
                                                       exchange trading.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders;

                                                                  Prospectus 12
            processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of

13 PIMCO Variable Insurance Trust
            shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

                                                                  Prospectus 14

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  The Portfolios in this prospectus seek maximum total return. The
Selection   total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion

15 PIMCO Variable Insurance Trust
            of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

            U.S. Government securities are obligations of and, in certain
U.S.        cases, guaranteed by, the U.S. Government, its agencies or
Government government-sponsored enterprises. U.S. Government Securities are Securities subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.


                                                                  Prospectus 16

Loan           Certain Portfolios may invest in fixed- and floating-rate loans,
Participations which investments generally will be in the form of loan
and            participations and assignments of portions of such loans.
Assignments    Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate      Corporate debt securities are subject to the risk of the issuer's
Debt          inability to meet principal and interest payments on the
Securities    obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High          Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield         ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities    Services ("S&P") are sometimes referred to as "high yield" or
              "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
              High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

                . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

               A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable      Variable and floating rate securities provide for a periodic
and           adjustment in the interest rate paid on the obligations. Each
Floating      Portfolio may invest in floating rate debt instruments
Rate          ("floaters") and engage in credit spread trades. While floaters
Securities    provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-    Inflation-indexed bonds are fixed income securities whose
Indexed       principal value is periodically adjusted according to the rate of
Bonds         inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
              Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

17 PIMCO Variable Insurance Trust

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

            Each Portfolio may invest in "event-linked bonds," which are fixed
Event-      income securities for which the return of principal and payment of
Linked      interest is contingent on the non-occurrence of a specific
Bonds       "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

                                                                Prospectus 18

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Low Duration Bond Portfolio
            may invest up to 5% of its assets in securities of issuers based in countries with developing (or "emerging market") economies and the Foreign Bond Portfolio may invest up to 10% of its assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value

19 PIMCO Variable Insurance Trust
            of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

            Each Portfolio may enter into repurchase agreements, in which the Repurchase Portfolio purchases a security from a bank or broker-dealer and Agreements agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

                                                                  Prospectus 20

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.


21 PIMCO Variable Insurance Trust

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving    the borrower during a specified term. These commitments may have
Credit       the effect of requiring a Portfolio to increase its investment in
Facilities   a company at a time when it might not otherwise decide to do so
             (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-        Each Portfolio may purchase securities which it is eligible to
Issued,      purchase on a when-issued basis, may purchase and sell such
Delayed      securities for delayed delivery and may make contracts to purchase
Delivery     such securities for a fixed price at a future date beyond normal
and          settlement time (forward commitments). When-issued transactions,
Forward      delayed delivery purchases and forward commitments involve a risk
Commitment   of loss if the value of the securities declines prior to the
Transactions settlement date. This risk is in addition to the risk that the
             Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

Investment   Each Portfolio may invest up to 10% of its assets in securities of
in Other     other investment companies, such as closed-end management
Investment   investment companies, or in pooled accounts or other investment
Companies    vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

              Subject to the restrictions and limitations of the 1940 Act, each
             Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short        Each Portfolio may make short sales as part of its overall
Sales        portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid     Each Portfolio may invest up to 15% of its net assets in illiquid
Securities   securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


                                                                  Prospectus 22

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

23 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus 24

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Low Duration
 Administrative Class
 12/31/1999(b)         $10.00     $0.50        $(0.25)(a)    $ 0.25      $(0.51)      $0.00         $0.00        $ 0.00
Foreign Bond
 Administrative Class
 12/31/1999(b)         $10.00     $0.41        $(0.49)(a)    $(0.08)     $(0.41)      $0.00         $0.00        $(0.09)

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on February 16, 1999.

25 PIMCO Variable Insurance Trust

                                                                        Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of         Investment
 Return                    Value               End     Expenses to       Income to   Portfolio
   of          Total        End    Total    of Period    Average          Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets        Net Assets    Rate
----------------------------------------------------------------------------------------------


  $0.00       $(0.51)      $9.74    2.56 %    $5,149      0.65%*(c)         5.74%*       11%


  $0.00       $(0.50)      $9.42   (0.78)%    $5,215      1.10%*(d)(e)      4.83%*      285%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25%* for the period ended December 31, 1999.
(e) Ratio of net expenses to average net assets excluding interest expense is 0.90%.

                                                                  Prospectus 26

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of
of          certain series of PIMCO Funds: Pacific Investment Management
Similar     Series ("PIMS"). Each PIMS series has investment objectives,
Funds       policies and strategies substantially similar to those of its respective PIMCO Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective PVIT Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of any of the PVIT
            Portfolios or the future performance of any PVIT Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The operating expenses for the Institutional Class of the PIMS Low Duration Bond and Foreign Bond Funds are lower than the operating expenses for the Institutional Class of the corresponding PVIT Portfolios. Furthermore, the operating expenses of the Institutional Class of each PIMS series in the table are lower than the operating expenses of each Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolios' expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.


27 PIMCO Variable Insurance Trust

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                            Since   Inception
                                   1 Year 3 Years 5 Years Inception   Date
-----------------------------------------------------------------------------
PIMCO Low Duration Fund             2.97   6.10     7.25    7.80     5/11/87
 Merrill Lynch 1-3 yr. Treasury/1/  3.06   5.56     6.51
PIMCO Foreign Bond Fund/2/          1.56   7.00    12.04    9.76     12/3/92
 J.P. Morgan Non-U.S. (Hedged)/3/   2.48   8.54    11.14

-------
/1/The Merrill Lynch 1-3 Year Treasury Index consists of all public U.S.
  Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
/2/Prior to July 1995, the Foreign Bond Fund was managed by a different portfolio manager.
/3/The J.P. Morgan Non-U.S. (Hedged) Index is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.

                                                                  Prospectus 28

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


[LOGO OF PIMCO FUNDS]


PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

[LOGO]              PIMCO Funds Prospectus

PIMCO               ------------------------------------------------------------
Variable            INTERMEDIATE DURATION BOND PORTFOLIO
Insurance           Total Return Bond Portfolio
Trust
                    ------------------------------------------------------------
April 1, 2000       LONG DURATION BOND PORTFOLIO
                    Long-Term U.S. Government Bond Portfolio
Share Class

Adm Administrative  This cover is not part of the Prospectus

                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond and Long-Term U.S.
Variable    Government Bond Portfolios (the "Portfolios") which are separate
Insurance   investment portfolios offered by the PIMCO Variable Insurance
Trust       Trust (the "Trust"). The Portfolios provide access to the
            professional investment management services offered by Pacific
April 1,    Investment Management Company ("PIMCO"). The investments made by
2000        the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolios.
            Accordingly, the performance of the Portfolios can be expected to
Admini-     vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Total Return Portfolio.........................................   5
           Long-Term U.S. Government Portfolio............................   7
         Summary of Principal Risks.......................................   9
         Management of the Portfolios.....................................  12
         Investment Options...............................................  13
         Purchases and Redemptions........................................  14
         How Portfolio Shares are Priced..................................  15
         Tax Consequences.................................................  16
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  17
         Financial Highlights.............................................  26
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                          Non-U.S.
                                                                                                          Dollar
                                                                                        Credit            Denominated
                                 Main Investments           Duration                    Quality(1)        Securities
------------------------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond Intermediate maturity      3-6 years                   B to Aaa; max 10%    0-20%(2)(3)
 Duration                        fixed income securities                                below Baa
 Bond
 Portfolio
------------------------------------------------------------------------------------------------------------------------
 Long          Long-Term         Long-term maturity fixed   (greater than or =) 8 years A to Aaa             0%
 Duration      U.S. Government   income securities
 Bond
 Portfolio
------------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Total Return Bond and Long-
Income      Term U.S. Government Bond Portfolios. Each of the Fixed Income
Instruments Portfolios differs from the other primarily in the length of the
            Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income
            Portfolio invests at least 65% of its assets in "Fixed Income
            Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Perfor-     performance information and fees and expenses. A more detailed
mance       "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


5  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                              [GRAPH]                       Highest and Lowest Quarter Returns
                                                            (for periods shown in the bar chart)
                           1998     8.61%                   ------------------------------------
                           1999   (0.58)%                   Highest (3rd Qtr. '98)         5.43%
                                                            ------------------------------------
                                                            Lowest (2nd Qtr. '99)        (0.94%)

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                    Portfolio
                                                    Inception
                                            1 Year  (12/31/97)
            --------------------------------------------------
            Administrative Class            (0.58%) 3.91%
            --------------------------------------------------
            Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
            --------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual
                                                      Portfolio                 Net Portfolio
                            Advisory Service Other    Operating    Expense      Operating
            Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
            ---------------------------------------------------------------------------------
            Administrative  0.25%    0.15%   0.29%(1) 0.69%        (0.04%)      0.65%
            ---------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class           Year 1             Year 3             Year 5             Year 10
            --------------------------------------------------------------------------------------
            Administrative        $66                $217               $380               $855
            --------------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO Long-Term U.S. Government Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Long-term            A to Aaa
and           Seeks maximum          maturity
Strategies    total return,          fixed income         Dividend Frequency
              consistent with        securities           Declared daily and
              preservation of                             distributed monthly
              capital and            Average Portfolio
              prudent                Duration
              investment             (greater than or
              management             =) 8 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

             The Portfolio's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its assets in securities rated A by Moody's or S&P, and may only invest up to 25% of its assets in securities rated Aa by Moody's or AA by S&P.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging Risk
                 Risk                .  Derivatives Risk    .  Management Risk
              .  Credit Risk         .  Mortgage Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.


7  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)      None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                            Advisory Service Other    Portfolio Operating Expense      Operating
            Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            ----------------------------------------------------------------------------------------
            Administrative  0.25%    0.15%   0.31%(1) 0.71%               (0.06%)          0.65%
            ----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.06%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class                         Year 1                                         Year 3
            -----------------------------------------------------------------------------------------
            Administrative                      $66                                            $221
            -----------------------------------------------------------------------------------------

                                                                  Prospectus   8

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
9

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the

                                                                  Prospectus
            imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
11

            Management of the Portfolios

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolios. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolios and the Portfolios' business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

            Portfolio       Advisory Fees
            -----------------------------
            All Portfolios      0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

            Portfolio       Advisory Fees
            -----------------------------
            All Portfolios      0.25%

Admini-     Each Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fees        each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

            Portfolio       Administrative Fees
            -----------------------------------
            All Portfolios         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

            Portfolio       Administrative Fees
            -----------------------------------
            All Portfolios         0.25%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                                           Portfolio               Recent Professional
            Portfolio                      Manager          Since  Experience
            ----------------------------------------------------------------------------

            Total Return Bond              William H. Gross 12/97* Managing Director, Chief
                                                                   Investment Officer and a
                                                                   founding partner of
                                                                   PIMCO.




            Long-Term U.S.                 James M. Keller   4/00  Executive Vice
            Government Bond                                        President, PIMCO. He
                                                                   joined PIMCO as a
                                                                   Portfolio Manager in
                                                                   1996, and has managed
                                                                   fixed income accounts
                                                                   for various
                                                                   institutional clients
                                                                   since that time.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

   PIMCO Variable Insurance Trust
13

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


15 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
17

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Partici-    which investments generally will be in the form of loan
pations     participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. Each
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

   PIMCO Variable Insurance Trust
19

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Each Portfolio that may invest in foreign securities, may invest up to 10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Total Return Bond Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
21

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
23

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                   Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
25

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(a)    $(0.06)     $(0.58)      $0.00        $ 0.00         $0.00
 12/31/1998(c)          10.00      0.56          0.28 (a)      0.84       (0.56)       0.00         (0.19)         0.00
Long-Term U.S. Government
 Administrative Class
 12/31/1999(d)         $10.00     $0.36        $ 0.78 (a)    $(0.42)     $(0.36)      $0.00        $ 0.00         $0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(c) Commenced operations on December 31, 1997.
(d) Commenced operations on April 30, 1999.

                                                                  Prospectus

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.58)     $ 9.45   (0.58)%    $3,877      0.65% (b)      5.96%       102%
   0.00        (0.75)      10.09    8.61       3,259      0.65           5.55        139


  $0.00       $(0.36)     $ 9.22   (4.28)%    $7,173      0.65%*(e)      5.55%*      294%

-------
*   Annualized.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(e) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%* for the period ended December 31, 1999.

   PIMCO Variable Insurance Trust
27

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of one
of          series of PIMCO Funds: Pacific Investment Management Series
Similar     ("PIMS"). The PIMS series has investment objectives, policies and
Funds       strategies substantially similar to those of its respective PIMCO
            Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of the PIMS series and its respective PVIT
            Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of the PVIT Portfolio or the future performance of the PVIT Portfolio or its portfolio manager.
            Consequently, potential investors should not consider this performance data as an indication of the future performance of the PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The operating expenses of the Institutional Class of the PIMS series in the table are lower than the operating expenses of the Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolio's expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            The PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolio. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the PIMS series or the Portfolio.

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                           Since   Inception
                                 1 Year  3 Years 5 Years Inception   Date
----------------------------------------------------------------------------
PIMCO Long-Term U.S. Government
 Fund/1/                         (7.99)   6.27    9.72     10.35    7/1/91
 Lehman Long-Term Treasury/2/    (8.74)   6.03    9.08

-------
/1/Prior to July 1997 and April 2000 the Long-Term U.S. Government Fund was
  managed by different portfolio managers.
/2/The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

                                                                  Prospectus

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust
            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.

[LOGO OF PIMCO FUNDS]

PIMCO Funds
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

[LOGO]            PIMCO Funds Prospectus

PIMCO             --------------------------------------------------------------
Variable          INTERMEDIATE DURATION BOND PORTFOLIO
Insurance         High Yield Bond Portfolio
Trust
                  --------------------------------------------------------------
April 1, 2000     STOCK PORTFOLIO
                  StocksPLUS Growth and Income Portfolio
Share Class

Adm Administrative

                  This cover is not part of the Prospectus


                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes the PIMCO High Yield Bond and StocksPLUS
Variable    Growth and Income Portfolios (the "Portfolios") which are separate
Insurance   investment portfolios offered by the PIMCO Variable Insurance
Trust       Trust (the "Trust"). The Portfolios provide access to the
            professional investment management services offered by Pacific
April 1,    Investment Management Company ("PIMCO"). The investments made by
2000        the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolios.
            Accordingly, the performance of the Portfolios can be expected to
Admini-     vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           High Yield Portfolio...........................................   5
           StocksPLUS Growth and Income Portfolio.........................   7
         Summary of Principal Risks.......................................   9
         Management of the Portfolios.....................................  12
         Investment Options...............................................  13
         Purchases and Redemptions........................................  14
         How Portfolio Shares are Priced..................................  15
         Tax Consequences.................................................  16
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  17
         Financial Highlights.............................................  27
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                  Non-U.S.
                                                                                                  Dollar
                                                                                Credit            Denominated
                                            Main Investments          Duration  Quality(1)        Securities(2)
---------------------------------------------------------------------------------------------------------------
 Intermediate  High Yield Bond              Higher yielding fixed     2-6 years B to Aaa; min 65%   0-15%(4)
 Duration                                   income securities                   below Baa
 Bond
 Portfolio
---------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year  B to Aaa; max       0-20%(3)
 Portfolio                                  derivatives backed by a             10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
---------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)  The percentage limitation relates to euro-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The High Yield Bond Portfolio is a "Fixed Income Portfolio". A
Income      Fixed Income Portfolio invests at least 65% of its assets in
Instruments "Fixed Income Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Perfor-     performance information and fees and expenses. A more detailed
mance       "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO High Yield Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Higher yielding      B to Aaa; minimum
and           Seeks maximum          fixed income         65% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                2-6 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         . Foreign
                 Risk                .  Liquidity Risk        Investment Risk
              .  Credit Risk         .  Derivatives Risk    . Currency Risk
              .  High Yield Risk     .  Mortgage Risk       . Leveraging Risk
              .  Market Risk                                . Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


5
   PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class


                                                           Highest and Lowest Quarter Returns
                                                           (for periods shown in the bar chart)
                                                           ------------------------------------
                                    [GRAPH]                Highest (1st Qtr.'99)          2.00%
                                                           ------------------------------------
                                 1999    3.01%             Lowest (2nd Qtr.'99)         (0.51%)

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                          1 Year (04/30/98)
            -----------------------------------------------
         Administrative Class             3.01%  2.88%
            -----------------------------------------------
         Lehman Brothers BB Intermediate
          Corporate Index(1)              2.20%  3.02%
            -----------------------------------------------

            (1) The Lehman Brothers BB Intermediate Corporate Index is an
                unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.40 years as of 12/31/99. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.35%(1) 0.75%               0.00%        0.75%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.35% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $77                $240               $417               $930
            -----------------------------------------------------------------------------------

                                                                               6
                                                                 Prospectus

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and                                  index derivatives    10% below Baa
Strategies    Seeks total            backed by a
              return which           portfolio of         Dividend Frequency
              exceeds that of        short-term fixed     Declared and
              the S&P 500            income securities    distributed
                                                          quarterly
                                     Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate Risk   . Mortgage Risk
              . Issuer Risk          . Liquidity Risk       . Leveraging Risk
              . Derivatives Risk     . Foreign Investment   . Management Risk
              . Credit Risk            Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.


--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

7  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                                            Highest and Lowest Quarter Returns
                                                            (for periods shown in the bar chart)
                                                            ------------------------------------
                                                            Highest (4th Qtr. '98)        21.95%
                                    [GRAPH]                 ------------------------------------
                                                            Lowest (3rd Qtr. '98)         -8.82%
                                1998     30.11%
                                1999     19.85%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
            ---------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
            ---------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
            ---------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(1) 0.65%               0.00%        0.65%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.10% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $208               $362               $810
            -----------------------------------------------------------------------------------

                                                                               8
                                                                  Prospectus

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        Portfolios that invest in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
9

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
11

            Management of the Portfolios

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolios. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolios and the Portfolios' business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio                               Advisory Fees
            --------------------------------------------------
         High Yield Bond Portfolio                   0.50%
         StocksPLUS Growth and Income Portfolio      0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio
                                                 Advisory Fees
            --------------------------------------------------
         High Yield Bond Portfolio                   0.25%
         StocksPLUS Growth and Income Portfolio      0.40%

Administrative
Fees
            Each Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio       Administrative Fees
            --------------------------------
         All Portfolios         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio                             Administrative Fees
            ------------------------------------------------------
         High Yield Bond Portfolio                    0.35%
         StocksPLUS Growth & Income Portfolio         0.10%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                                                      Recent Professional
         Portfolio          Portfolio Manager  Since  Experience
            -------------------------------------------------------------------

         High Yield Bond    Benjamin L. Trosky  4/98* Managing Director, PIMCO.
                                                      He joined PIMCO as a
                                                      Portfolio Manager in
                                                      1990.

         StocksPLUS         William H. Gross   12/97* Managing Director, Chief
          Growth and Income                           Investment Officer and a
                                                      founding partner of
                                                      PIMCO. He leads a team
                                                      which manages the
                                                      StocksPLUS Portfolio.


            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

   PIMCO Variable Insurance Trust
13

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


15 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
17

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Partici-    which investments generally will be in the form of loan
pations     participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. Each
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

   PIMCO Variable Insurance Trust
19

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Each Portfolio that may invest in foreign securities may invest up to 10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
21

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
23

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                   Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
25

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
High Yield
 Administrative Class
 12/31/1999            $ 9.67     $0.77        $(0.49)(a)    $0.28       $(0.77)     $ 0.00         $0.00         $0.00
 12/31/1998(b)          10.00      0.51         (0.34)(a)     0.17        (0.50)       0.00          0.00          0.00
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $ 1.65 (a)    $2.41       $(0.61)     $(0.82)        $0.00         $0.00
 12/31/1998(c)          10.00      0.30          2.68 (a)     2.98        (0.29)      (0.11)         0.00          0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 30, 1998.
(c) Commenced operations on December 31, 1997.

   PIMCO Variable Insurance Trust
27

                                                                   Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of    Investment
 Return                    Value               End     Expenses to  Income to   Portfolio
   of          Total        End    Total    of Period    Average     Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets   Net Assets    Rate
-----------------------------------------------------------------------------------------


  $0.00       $(0.77)     $ 9.18    3.01 %   $151,020     0.75%        8.25%        13%
   0.00        (0.50)       9.67    1.80       49,761     0.75         7.90*        13


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%        5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65         5.30         61

-------
*   Annualized.

                                                                  Prospectus

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings
& Poor's
Ratings     Investment Grade
Services
             AAA: Debt rated AAA has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


                             [LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

[LOGO]              PIMCO Funds Prospectus

PIMCO               ------------------------------------------------------------
Variable            INTERMEDIATE DURATION BOND PORTFOLIOS
Insurance           Real Return Bond Portfolio
Trust               High Yield Bond Portfolio

April 1, 2000       ------------------------------------------------------------
                    STOCK PORTFOLIO
Share Class         StocksPLUS Growth and Income Portfolio

Adm Administrative  This cover is not part of the Prospectus

                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes 3 separate investment portfolios (the
Variable    "Portfolios"), offered by the PIMCO Variable Insurance Trust (the
Insurance   "Trust"). The Portfolios provide access to the professional
Trust       investment management services offered by Pacific Investment
            Management Company ("PIMCO"). The investments made by the
April 1,    Portfolios at any given time are not expected to be the same as
2000        those made by other mutual funds for which PIMCO acts as
            investment adviser, including mutual funds with investment
Share       objectives and strategies similar to those of the Portfolios.
Class       Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds.
Admini-
strative
            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
           Real Return Bond Portfolio.....................................   5
           High Yield Bond Portfolio......................................   7
           StocksPLUS Growth and Income Portfolio.........................   9
         Summary of Principal Risks.......................................  11
         Management of the Portfolios.....................................  14
         Investment Options...............................................  15
         Purchases and Redemptions........................................  16
         How Portfolio Shares are Priced..................................  17
         Tax Consequences.................................................  18
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  19
         Financial Highlights.............................................  29
         Other Information................................................  31
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                  Non-U.S.
                                                                                                  Dollar
                                                                                Credit            Denominated
                                            Main Investments          Duration  Quality(1)        Securities(2)
---------------------------------------------------------------------------------------------------------------
 Intermediate  Real Return Bond             Inflation-indexed fixed   N/A       B to Aaa; max 10%   0-20%(3)
 Duration                                   income securities                   below Baa
 Bond
 Portfolios
         ------------------------------------------------------------------------------------------------------
               High Yield Bond              Higher yielding fixed     2-6 years B to Aaa; min 65%   0-15%(4)
                                            income securities                   below Baa
---------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year  B to Aaa; max       0-20%(3)
 Portfolio                                  derivatives backed by a             10% below Baa
                                            portfolio of
                                            short-term fixed-income
                                            securities
---------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)  The percentage limitation relates to euro-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Real Return Bond, and the
Income      High Yield Bond Portfolios. Each of the Fixed Income Portfolios
Instruments differs from the other primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Portfolio invests at least 65% of its assets in "Fixed Income Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Performance performance information and fees and expenses. A more detailed
and Fees    "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


                                                                  Prospectus

            PIMCO Real Return Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Inflation indexed    B to Aaa; maximum
and                                  fixed income         10% below Baa
Strategies                           securities
              Seeks maximum                               Dividend
              real return,                                Frequency
              consistent with                             Declared daily and
              preservation of        Average Portfolio    distributed monthly
              real capital and       Duration
              prudent                See description
              investment             below
              management

            The Portfolio seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

             Because of the unique features of inflation-indexed bonds, PIMCO uses a modified form of duration for the Portfolio ("real duration") which measures price changes as a result of changes in "real" interest rates. A "real" interest rate is the market interest rate minus expected inflation. There is no limit on the real duration of the Portfolio, but it is expected that the average real duration of this Portfolio will normally vary approximately within the range of the average real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate, which as of March 7, 2000 was 9.0 years. For point of reference, it is expected that the average portfolio duration (as opposed to real duration) of the Portfolio will generally vary within a one- to five-year time frame, although this range is subject to change.

             The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio also may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              . Interest Rate Risk   . Derivatives Risk     . Currency Risk
              . Credit Risk          . Liquidity Risk       . Leveraging Risk
              . Market Risk          . Issuer Non-          . Management Risk
              . Issuer Risk             Diversification Risk
                                     . Foreign Investment Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

5  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
            ------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.52%(1) 0.92%        (0.27%)      0.65%
            ------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.27%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                         Year 1                                         Year 3
            --------------------------------------------------------------------------------------
         Administrative                      $66                                            $266
            --------------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO High Yield Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Higher yielding      B to Aaa; minimum
and           Seeks maximum          fixed income         65% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                2-6 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         . Foreign
                 Risk                .  Liquidity Risk       Investment Risk
              .  Credit Risk         .  Derivatives Risk    .  Currency Risk
              .  High Yield Risk     .  Mortgage Risk       .  Leveraging Risk
              .  Market Risk                                .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


7
   PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class



                                    [GRAPH]

                                 1999     3.01%

                   Calendar Year End (through 12/31)

 Highest and Lowest Quarter Returns
 (for periods shown in the bar chart
 -----------------------------------
 Highest (1st Qtr.'99)         2.00%
 -----------------------------------
 Lowest (2nd Qtr. '99)       (0.51%)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                          1 Year (04/30/98)
         --------------------------------------------------
         Administrative Class             3.01%  2.88%
         --------------------------------------------------
         Lehman Brothers BB Intermediate
          Corporate Index(1)              2.20%  3.02%
         --------------------------------------------------

            (1) The Lehman Brothers BB Intermediate Corporate Index is an
                unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.40 years as of 12/31/99. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
         ----------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.35%(1) 0.75%               0.00%        0.75%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.35% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Administrative        $77                $240               $417               $930
         --------------------------------------------------------------------------------------

                                                                 Prospectus    8

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and                                  index derivatives    10% below Baa
Strategies    Seeks total            backed by a
              return which           portfolio of         Dividend
              exceeds that of        short-term fixed     Frequency
              the S&P 500            income securities    Declared and
                                                          distributed
                                     Average Portfolio    quarterly
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk             Risk                . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                        Investment
                                        Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.
--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

9  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class




                                  [GRAPH]

                              1998     30.11%
                              1999     19.85%

                  Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (4th Qtr. '98)        21.95%
------------------------------------
Lowest (3rd Qtr. '98)         -8.82%

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
         ------------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
         ------------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
         ------------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
         ----------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(1) 0.65%               0.00%        0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.10% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Administrative        $66                $208               $362               $810
         --------------------------------------------------------------------------------------

                                                                  Prospectus  10

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        Portfolios that invest in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
11

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer      Focusing investments in a small number of issuers, industries or
Non-        foreign currencies increases risk. Portfolios that are "non-
Diversi-    diversified" may invest a greater percentage of their assets in
fication    the securities of a single issuer (such as bonds issued by a
Risk        particular state) than Portfolios that are "diversified."
            Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
13

            Management of the Portfolios

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolios. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolios and the Portfolios' business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

            Portfolio                  Advisory Fees
            ----------------------------------------
            High Yield Bond Portfolio      0.50%
            All other Portfolios           0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

            Portfolio
                                                 Advisory Fees
            --------------------------------------------------
            StocksPLUS Growth and Income Portfolio      0.40%
            All other Portfolios                        0.25%

Admini-     Each Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fees        each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

            Portfolio       Administrative Fees
            --------------------------------
            All Portfolios         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

            Portfolio                             Administrative Fees
            ------------------------------------------------------
            StocksPLUS Growth & Income Portfolio         0.10%
            High Yield Bond Portfolio                    0.35%
            Real Return Bond Portfolio                   0.25%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                                                        Recent Professional
         Portfolio          Portfolio Manager    Since  Experience
            --------------------------------------------------------------------
         StocksPLUS         William H. Gross     12/97* Managing Director, Chief
          Growth and Income                             Investment Officer and a
                                                        founding partner of
                                                        PIMCO. He leads a team
                                                        which manages the
                                                        StocksPLUS Portfolio.

         Real Return Bond   John B. Brynjolfsson  9/99* Executive Vice
                                                        President, PIMCO. He
                                                        joined PIMCO as a
                                                        Portfolio Manager in
                                                        1989, and has managed
                                                        fixed income accounts
                                                        for various
                                                        institutional clients
                                                        and funds since that
                                                        time.

         High Yield Bond    Benjamin L. Trosky    4/98* Managing Director,
                                                        PIMCO. He joined PIMCO
                                                        as a Portfolio Manager
                                                        in 1990.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

   PIMCO Variable Insurance Trust
15

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


17 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.
            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
19

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Partici-    which investments generally will be in the form of loan
pations     participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. Each
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

   PIMCO Variable Insurance Trust
21

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolios that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Each Portfolio that may invest in foreign securities may invest up to 10% of it assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
23

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
25

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                  Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
27

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Real Return
 Administrative Class
 12/31/1999(a)         $10.00     $0.20        $(0.20)(b)    $0.00       $(0.20)     $ 0.00         $0.00         $0.00
High Yield
 Administrative Class
 12/31/1999            $ 9.67     $0.77        $(0.49)(b)    $0.28       $(0.77)     $ 0.00         $0.00         $0.00
 12/31/1998(d)          10.00      0.51         (0.34)(b)     0.17        (0.50)       0.00          0.00          0.00
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $ 1.65 (b)    $2.41       $(0.61)     $(0.82)        $0.00         $0.00
 12/31/1998(e)          10.00      0.30          2.68 (b)     2.98        (0.29)      (0.11)         0.00          0.00

-------
(a) Commenced operations on September 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.
(d) Commenced operations on April 30, 1998.
(e) Commercial operations on December 31, 1997.

   PIMCO Variable Insurance Trust
29

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.20)     $ 9.80   (0.03)%   $  3,000     0.65%*(c)      7.72%*       23%


  $0.00       $(0.77)     $ 9.18    3.01 %   $151,020     0.75%          8.25%        13%
   0.00        (0.50)       9.67    1.80       49,761     0.75           7.90*        13


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%          5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65           5.30         61

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92%* for the period ended December 31, 1999.

                                                                  Prospectus

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of one
of          series of PIMCO Funds: Pacific Investment Management Series
Similar     ("PIMS"). The PIMS series has investment objectives, policies and
Funds       strategies substantially similar to those of its respective PIMCO
            Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of the PIMS series and its respective PVIT
            Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of the PVIT Portfolio or the future performance of the PVIT Portfolio or its portfolio manager.
            Consequently, potential investors should not consider this performance data as an indication of the future performance of the PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The operating expenses of the Institutional Class of the PIMS series in the table are lower than the operating expenses of the Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolio's expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            The PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolio. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the PIMS series or the Portfolio.

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                              Since   Inception
                                     1 Year 3 Years 5 Years Inception   Date
-------------------------------------------------------------------------------
PIMCO Real Return Bond Fund           5.72    N/A     N/A     5.13     1/29/97
 Lehman Inflation Linked Treasury/1/  2.36    N/A     N/A

-------
/1/The Lehman Brothers Inflation Linked Treasury Index is an unmanaged market index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index.

   PIMCO Variable Insurance Trust
31

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                                                  Prospectus

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


   PIMCO Variable Insurance Trust

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

                                                                  Prospectus
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

   PIMCO Variable Insurance Trust

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


                             [LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

[LOGO]              PIMCO Funds Prospectus

PIMCO               ------------------------------------------------------------
Variable            INTERMEDIATE DURATION BOND PORTFOLIOS
Insurance           Total Return Bond Portfolio
Trust               High Yield Bond Portfolio

April 1, 2000

Share Class

Adm Administrative  This cover is not part of the Prospectus

                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond and High Yield
Variable    Bond Portfolios (the "Portfolios") which are separate investment
Insurance   portfolios offered by the PIMCO Variable Insurance Trust (the
Trust       "Trust"). The Portfolios provide access to the professional investment management services offered by Pacific Investment
April 1,    Management Company ("PIMCO"). The investments made by the
2000        Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolios.
Adminis-    Accordingly, the performance of the Portfolios can be expected to
trative     vary from that of the other mutual funds.

            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Total Return Bond Portfolio....................................   5
           High Yield Bond Portfolio......................................   7
         Summary of Principal Risks.......................................   9
         Management of the Portfolios.....................................  12
         Investment Options...............................................  13
         Purchases and Redemptions........................................  14
         How Portfolio Shares are Priced..................................  15
         Tax Consequences.................................................  16
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  17
         Financial Highlights.............................................  27
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                       Non-U.S.
                                                                                       Dollar
                                                                     Credit            Denominated
                                 Main Investments          Duration  Quality(1)        Securities(2)
----------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond Intermediate maturity     3-6 years B to Aaa; max 10%     0-20%(3)
 Duration                        fixed income securities             below Baa
 Bond
 Portfolios
         -------------------------------------------------------------------------------------------
               High Yield Bond   Higher yielding fixed     2-6 years B to Aaa; min 65%     0-15%(4)
                                 income securities                   below Baa
----------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)  The percentage limitation relates to euro-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Total Return Bond and the
Income      High Yield Bond Portfolios. Each of the Fixed Income Portfolios
Instruments differs from the other primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Portfolio invests at least 65% of its assets in "Fixed Income Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Per-        performance information and fees and expenses. A more detailed
formance    "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


5  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                                            --------------------
                                            Highest (3rd Qtr. '98)5.43%
                                            --------------------
   [GRAPH]                                  Lowest (2nd Qtr. '99)(0.94%)

1998    8.61%
1999   -0.58%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                         1 Year  (12/31/97)
            -----------------------------------------------
         Administrative Class            (0.58%) 3.91%
            -----------------------------------------------
         Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
            -----------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
            ------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.29%(1) 0.69%        (0.04%)      0.65%
            ------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $217               $380               $855
            -----------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO High Yield Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Higher yielding      B to Aaa; minimum
and           Seeks maximum          fixed income         65% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                2-6 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Foreign
                 Risk                .  Liquidity Risk         Investment Risk
              .  Credit Risk         .  Derivatives Risk    .  Currency Risk
              .  High Yield Risk     .  Mortgage Risk       .  Leveraging Risk
              .  Market Risk                                .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


7
   PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                                            --------------------
   [GRAPH]                                  Highest (1st Qtr.'99)2.00%
                                            --------------------
1999     3.01%                              Lowest (2nd Qtr.'99)(0.51%)


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                          1 Year (04/30/98)
            -----------------------------------------------
         Administrative Class             3.01%  2.88%
            -----------------------------------------------
         Lehman Brothers BB Intermediate
          Corporate Index(1)              2.20%  3.02%
            -----------------------------------------------

            (1) The Lehman Brothers BB Intermediate Corporate Index is an
                unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.40 years as of 12/31/99. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.35%(1) 0.75%               0.00%        0.75%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.35% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $77                $240               $417               $930
            -----------------------------------------------------------------------------------

                                                                 Prospectus    8

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        Portfolios that invest in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
9

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
11

            Management of the Portfolios

Inves-      PIMCO serves as investment adviser and the administrator (serving
tment       in its capacity as administrator, the "Administrator") for the
Adviser     Portfolios. Subject to the supervision of the Board of Trustees,
and         PIMCO is responsible for managing the investment activities of the
Adminis-    Portfolios and the Portfolios' business affairs and other
trator      administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio                                               Advisory Fees
         ---------------------------------------------------------------------
         Total Return Bond Portfolio                                 0.40%
         High Yield Bond Portfolio                                   0.50%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio
                                                                Advisory Fees
         --------------------------------------------------------------------
         All Portfolios                                             0.25%

Adminis-    Each Portfolio pays for the administrative services it requires
rative      under a fee structure which is essentially fixed. Shareholders of
Fees        each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio                                        Administrative Fees
         --------------------------------------------------------------------
         All Portfolios                                          0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio                                        Administrative Fees
         --------------------------------------------------------------------
         Total Return Bond Portfolio                             0.25%
         High Yield Bond Portfolio                               0.35%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                                                     Recent Professional
         Portfolio         Portfolio Manager  Since  Experience
         ----------------------------------------------------------------------

         Total Return Bond William H. Gross   12/97* Managing Director, Chief
                                                     Investment Officer and a
                                                     founding partner of PIMCO.




         High Yield Bond   Benjamin L. Trosky  4/98* Managing Director, PIMCO.
                                                     He joined PIMCO as a
                                                     Portfolio Manager in 1990.




            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

   PIMCO Variable Insurance Trust
13

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


15 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.
            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
17

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Participa-  which investments generally will be in the form of loan
tions       participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. Each
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

   PIMCO Variable Insurance Trust
19

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Each Portfolio that may invest in foreign securities, may invest up to 10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
21

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Transac-    settlement date. This risk is in addition to the risk that the
tions       Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
23

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                   Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
25

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(a)    $(0.06)     $(0.58)      $0.00        $ 0.00         $0.00
 12/31/1998(c)          10.00      0.56          0.28 (a)      0.84       (0.56)       0.00         (0.19)         0.00
High Yield
 Administrative Class
 12/31/1999            $ 9.67     $0.77        $(0.49)(a)    $ 0.28      $(0.77)      $0.00        $ 0.00         $0.00
 12/31/1998(d)          10.00      0.51         (0.34)(a)      0.17       (0.50)       0.00          0.00          0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(c) Commenced operations on December 31, 1997.
(d) Commenced operations on April 30, 1998.

   PIMCO Variable Insurance Trust
27

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.58)     $ 9.45   (0.58)%   $  3,877     0.65% (b)      5.96%       102%
   0.00        (0.75)      10.09    8.61        3,259     0.65           5.55        139


  $0.00       $(0.77)     $ 9.18    3.01 %   $151,020     0.75%          8.25%        13%
   0.00        (0.50)       9.67    1.80       49,761     0.75           7.90*        13

-------
*   Annualized.
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

                                                                  Prospectus

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


                             [LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO
Variable
Insurance
Trust

April 1, 2000

Share Class

Adm Administrative


PIMCO Funds Prospectus



--------------------------------------------------------------------------------
SHORT DURATION BOND PORTFOLIO
Money Market Portfolio

--------------------------------------------------------------------------------
INTERMEDIATE DURATION BOND PORTFOLIO
Total Return Bond Portfolio

--------------------------------------------------------------------------------
INTERNATIONAL BOND PORTFOLIO
Foreign Bond Portfolio

--------------------------------------------------------------------------------
STOCK PORTFOLIO
StocksPLUS Growth and Income Portfolio






This cover is not part of the Prospectus                   [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes 4 separate investment portfolios (the
Variable    "Portfolios"), offered by the PIMCO Variable Insurance Trust (the
Insurance   "Trust"). The Portfolios provide access to the professional
Trust       investment management services offered by Pacific Investment
            Management Company ("PIMCO"). The investments made by the
April 1,    Portfolios at any given time are not expected to be the same as
2000        those made by other mutual funds for which PIMCO acts as
            investment adviser, including mutual funds with investment
Share       objectives and strategies similar to those of the Portfolios.
Class       Accordingly, the performance of the Portfolios can be expected to
Adminis-    vary from that of the other mutual funds.
trative
            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Money Market Portfolio.........................................   5
           Total Return Bond Portfolio....................................   7
           Foreign Bond Portfolio.........................................   9
           StocksPLUS Growth and Income Portfolio.........................  11
         Summary of Principal Risks.......................................  13
         Management of the Portfolios.....................................  16
         Investment Options...............................................  17
         Purchases and Redemptions........................................  18
         How Portfolio Shares are Priced..................................  19
         Tax Consequences.................................................  20
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  21
         Financial Highlights.............................................  31
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                            Main Investments   Duration                         Credit Quality(1)
-------------------------------------------------------------------------------------------------------------------------------
 Short         Money Market                 Money market       (less than or =) 90 days dollar- Min 95% Aaa or
 Duration                                   instruments        weighted average                 Prime 1; (less than or =) 5% Aa
 Bond                                                          maturity                         or Prime 2
 Portfolio
-------------------------------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond            Intermediate       3-6 years                        B to Aaa; max 10%
 Duration Bond                              maturity fixed                                      below Baa
 Portfolio                                  income
                                            securities
-------------------------------------------------------------------------------------------------------------------------------
 International Foreign Bond                 Intermediate       3-7 years                        B to Aaa; max
 Bond                                       maturity hedged                                     10% below Baa
 Portfolio                                  non-U.S. fixed
                                            income
                                            securities
-------------------------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock      0-1 year                         B to Aaa; max
 Portfolio                                  index                                               10% below Baa
                                            derivatives
                                            backed by a
                                            portfolio of
                                            short-term
                                            fixed-income
                                            securities
-------------------------------------------------------------------------------------------------------------------------------
                    Non-U.S. Dollar
                    Denominated Securities(2)
-------------------------------------------------------------------------------------------------------------------------------
                    0%
-------------------------------------------------------------------------------------------------------------------------------
                    0-20%(3)
-------------------------------------------------------------------------------------------------------------------------------
                    (greater than or =) 85%(4)
-------------------------------------------------------------------------------------------------------------------------------
                    0-20%(3)
-------------------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.
(4) The percentage limitation relates to securities of foreign issuers, denominated in any currency.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Money Market, the Total
Income      Return Bond and the Foreign Bond Portfolios. Each of the Fixed
Instruments Income Portfolios differs from the others primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income
            Portfolio invests at least 65% of its assets in "Fixed Income
            Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Performance performance information and fees and expenses. A more detailed
and Fees    "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO Money Market Portfolio

--------------------------------------------------------------------------------
Principal     Investment Objective  Portfolio Focus      Credit Quality
Investments   Seeks maximum         Money market         Minimum 95% rated Aaa
and           current income,       instruments          or Prime 1; (less
Strategies    consistent with                            than or =)5% Aa or
              preservation of       Average              Prime 2
              capital and           Portfolio
              daily liquidity       Maturity             Dividend Frequency
                                    (less than or =)     Declared daily and
                                    90 days dollar-      distributed monthly
                                    weighted average
                                    maturity

            The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

             The Portfolio may invest in the following: obligations of the
            U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

             The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

--------------------------------------------------------------------------------
Principal   An investment in the Portfolio is not insured or guaranteed by the
Risks       Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate      .  Market Risk
                 Risk               .  Issuer Risk
              .  Credit Risk
              .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

   PIMCO Variable Insurance Trust
5

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.15%    0.15%   0.97%(1) 1.27%               (0.77%)      0.50%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.20% administrative fee and 0.77%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                         Year 1                                         Year 3
            --------------------------------------------------------------------------------------
         Administrative                       $51                                            $327
            --------------------------------------------------------------------------------------

                                                                  Prospectus   6

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


7  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

   [GRAPH]              Highest and Lowest Quarter Returns
                        (for periods shown in the bar chart)
'98     8.61%           --------------------
'99    -0.58%           Highest (3rd Qtr. '98)5.43%
                        --------------------
                        Lowest (2nd Qtr. '99)(0.94%)

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                         1 Year  (12/31/97)
         --------------------------------------------------
         Administrative Class            (0.58%) 3.91%
         --------------------------------------------------
         Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
         --------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
         ---------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.29%(1) 0.69%        (0.04%)      0.65%
         ---------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Administrative        $66                $217               $380               $855
         --------------------------------------------------------------------------------------

                                                                  Prospectus   8

            PIMCO Foreign Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity hedged      10% below Baa
Strategies    total return,          non-U.S. fixed
              consistent with        income securities    Dividend
              preservation of                             Frequency
              capital and            Average Portfolio
              prudent                Duration             Declared daily and
              investment             3-7 years            distributed monthly
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 85% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Foreign             .  Mortgage Risk
                 Risk                   Investment Risk     .  Derivatives Risk
              .  Credit Risk         .  Currency Risk       .  Leveraging Risk
              .  Market Risk         .  Issuer Non-         .  Management Risk
              .  Issuer Risk            Diversification
                                        Risk
                                     .  Liquidity Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.
--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

9  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.85%(1) 1.25%               (0.15%)      1.10%(3)
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.50% administrative fee, 0.20%
                interest expense, and 0.15% representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.90% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
            (3) Ratio of net expenses to average net assets excluding interest expense is 0.90% for the Administrative Class.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                         Year 1                                         Year 3
            --------------------------------------------------------------------------------------
         Administrative                      $112                                           $382
            --------------------------------------------------------------------------------------

                                                                  Prospectus

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and                                  index derivatives    10% below Baa
Strategies    Seeks total            backed by a
              return which           portfolio of         Dividend
              exceeds that of        short-term fixed     Frequency
              the S&P 500            income securities    Declared and
                                                          distributed
                                     Average Portfolio    quarterly
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk             Risk                . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                        Investment
                                        Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.
--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

11 PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

   [GRAPH]        Highest and Lowest Quarter Returns
                  (for periods shown in the bar chart)
'98     30.11%    --------------------
'99     19.85%    Highest (4th Qtr. '98)21.95%
                  --------------------
                  Lowest (3rd Qtr. '98)-8.82%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
         ------------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
         ------------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
         ------------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
         ----------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.10%(1) 0.65%               0.00%        0.65%
         ----------------------------------------------------------------------------------------

            (1) "Other Expenses" reflects a 0.10% administrative fee.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Administrative        $66                $208               $362               $810
         --------------------------------------------------------------------------------------

                                                                  Prospectus  12

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
13

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                Prospectus

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Issuer      Focusing investments in a small number of issuers, industries or
Non-        foreign currencies increases risk. Portfolios that are "non-
Diversifi-  diversified" may invest a greater percentage of their assets in
cation      the securities of a single issuer (such as bonds issued by a
Risk        particular state) than Portfolios that are "diversified."
            Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
15

            Management of the Portfolios

Invest-     PIMCO serves as investment adviser and the administrator (serving
ment        in its capacity as administrator, the "Administrator") for the
Adviser     Portfolios. Subject to the supervision of the Board of Trustees,
and         PIMCO is responsible for managing the investment activities of the
Admini-     Portfolios and the Portfolios' business affairs and other
strator     administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio                                  Advisory Fees
         ---------------------------------------------------------------------
         Money Market Portfolio                         0.30%
         Foreign Bond Portfolio                         0.60%
         All other Portfolios                           0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio
                                                    Advisory Fees
         ---------------------------------------------------------------------
         Money Market Portfolio                         0.15%
         StocksPLUS Growth and Income Portfolio         0.40%
         All other Portfolios                           0.25%

Admini-     Each Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fees        each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio                               Administrative Fees
         ---------------------------------------------------------------------
         Money Market Portfolio                         0.20%
         Foreign Bond Portfolio                         0.30%
         All other Portfolios                           0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio                               Administrative Fees
         ---------------------------------------------------------------------
         Money Market Portfolio                         0.20%
         Total Return Bond Portfolio                    0.25%
         Foreign Bond Portfolio                         0.50%
         StocksPLUS Growth & Income Portfolio           0.10%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

         Portfolio          Portfolio Manager  Since  Recent Professional Experience
            ----------------------------------------------------------------------------------------------
         Money Market       Paul A. McCulley    9/99* Executive Vice President, PIMCO. He has managed
                                                      fixed income assets since joining PIMCO in 1999.
                                                      Prior to joining PIMCO, Mr. McCulley was associated
                                                      with Warburg Dillon Read as a Managing Director from
                                                      1992-1999 and Head of Economic and Strategy Research
                                                      for the Americas from 1995-1999, where he managed
                                                      macro research world-wide.

         Total Return Bond  William H. Gross   12/97* Managing Director, Chief Investment Officer and a
         StocksPLUS                            12/97* founding partner of PIMCO. He leads a team which
          Growth and Income                           manages the StocksPLUS Portfolio.

         Foreign Bond       Lee R. Thomas, III  2/99* Managing Director and Senior International Portfolio
                                                      Manager, PIMCO. He joined PIMCO as a Portfolio
                                                      Manager in 1995, and has managed fixed income
                                                      accounts for various institutional clients and funds
                                                      since that time. Prior to joining PIMCO, he was
                                                      associated with Investcorp as a member of the
                                                      management committee responsible for global
                                                      securities and foreign exchange trading.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

   PIMCO Variable Insurance Trust
17

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             Except for the Money Market Portfolio, for purposes of
            calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

19 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio (except the Money Market Portfolio) may invest all
Related     of its assets in mortgage- and asset-backed securities. Mortgage-
and Other   related securities include mortgage pass-through securities,
Asset-      collateralized mortgage obligations ("CMOs"), commercial mortgage-
Backed      backed securities, mortgage dollar rolls, CMO residuals, stripped
Securities  mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
21

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Participa-  which investments generally will be in the form of loan
tions       participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. Each
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and (except for the Money Market Portfolio) engage in
Rate        credit spread trades. While floaters provide a certain degree of
Securities  protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each
            Portfolio (except the Money Market Portfolio) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio (except the Money Market Portfolio) may invest in
Linked      "event-linked bonds," which are fixed income securities for which
Bonds       the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond.
            Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

  PIMCO Variable Insurance Trust
23

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. Each Portfolio that may invest in foreign securities may invest up to 10% of its assets in the securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
25

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio (except the Money Market Portfolio) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
27

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% (10% in the case of the Money
Securities  Market Portfolio) of its net assets in illiquid securities.
            Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                  Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
29

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Administrative Class
 12/31/1999(a)         $ 1.00     $0.01        $ 0.00        $ 0.01      $(0.01)     $ 0.00        $ 0.00        $ 0.00
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(b)    $(0.06)     $(0.58)     $ 0.00        $ 0.00        $ 0.00
 12/31/1998(e)          10.00      0.56          0.28 (b)      0.84       (0.56)       0.00         (0.19)         0.00
Foreign Bond
 Administrative Class
 12/31/1999(f)         $10.00     $0.41        $(0.49)(b)    $(0.08)     $(0.41)     $ 0.00        $ 0.00        $(0.09)
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $ 1.65 (b)    $ 2.41      $(0.61)     $(0.82)       $ 0.00        $ 0.00
 12/31/1998(e)          10.00      0.30          2.68 (b)      2.98       (0.29)      (0.11)         0.00          0.00

-------
(a) Commenced operations on September 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.
(e) Commenced operations on December 31, 1997.
(f) Commenced operations on February 16, 1999.

   PIMCO Variable Insurance Trust
31

                                                                        Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of         Investment
 Return                    Value               End     Expenses to       Income to   Portfolio
   of          Total        End    Total    of Period    Average          Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets        Net Assets    Rate
----------------------------------------------------------------------------------------------


  $0.00       $(0.01)     $ 1.00    1.30 %   $  3,605     0.50%*(c)         5.14%*      N/A


  $0.00       $(0.58)     $ 9.45   (0.58)%   $  3,877     0.65% (d)         5.96%       102%
   0.00        (0.75)      10.09    8.61        3,259     0.65              5.55        139


  $0.00       $(0.50)     $ 9.42   (0.78)%   $  5,215     1.10%*(g)(h)      4.83%*      285%


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%             5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65              5.30         61

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27%* for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(g) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25%* for the period ended December 31, 1999.
(h) Ratio of net expenses to average net assets excluding interest expense is 0.90%.

                                                                  Prospectus

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of
of          certain series of PIMCO Funds: Pacific Investment Management
Similar     Series ("PIMS"). Each PIMS series has investment objectives,
Funds       policies and strategies substantially similar to those of its respective PIMCO Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective PVIT Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of any of the PVIT
            Portfolios or the future performance of any PVIT Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The operating expenses for the Institutional Class of the PIMS Foreign Bond Fund are lower than the operating expenses for the Institutional Class of the corresponding PVIT Portfolio. Furthermore, the operating expenses of the Institutional Class of each PIMS series in the table are lower than the operating expenses of each Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolios' expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.


   PIMCO Variable Insurance Trust
33

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                            Since   Inception
                                  1 Year  3 Years 5 Years Inception   Date
-----------------------------------------------------------------------------
PIMCO Money Market Fund/1/         4.90 %  5.19%    5.38%   4.72%     3/1/91
 Salomon 3-Month Treasury Bill/2/  4.73    5.01     5.20
PIMCO Foreign Bond Fund/3/         1.56    7.00    12.04    9.76     12/3/92
 J.P. Morgan Non-U.S. (Hedged)/4/  2.48    8.54    11.14

-------
/1/Prior to November 1995 and November 1999 the Money Market Fund was managed by a different portfolio manager.
/2/The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.
/3/Prior to July 1995, the Foreign Bond Fund was managed by a different portfolio manager.
/4/The J.P. Morgan Non-U.S. (Hedged) Index is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.

                                                                  Prospectus

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquires by calling the Trust at 1-800-927-4648 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, which payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the investment company Act, which is 811-8399.

[LOGO OF PIMCO FUNDS]

PIMCO FUNDS
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PIMCO
Variable
Insurance
Trust

April 1, 2000

Share Class

Adm Administrative

PIMCO Funds Prospectus



--------------------------------------------------------------------------------
INTERMEDIATE DURATION BOND PORTFOLIO
Total Return Bond Portfolio



This cover is not part of the Prospectus.                  [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond Portfolio (the
Variable    "Portfolio") which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"). The
April 1,    investments made by the Portfolio at any given time are not
2000        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be
Adminis-    expected to vary from that of the other mutual funds.
trative

            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   5
           Total Return Bond Portfolio....................................   5
         Summary of Principal Risks.......................................   7
         Management of the Portfolio......................................  10
         Investment Options...............................................  11
         Purchases and Redemptions........................................  12
         How Portfolio Shares are Priced..................................  13
         Tax Consequences.................................................  14
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  15
         Financial Highlights.............................................  25
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus   2

            Summary Information

The table below describes certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                       Non-U.S.
                                                                                       Dollar
                                                                     Credit            Denominated
                                 Main Investments          Duration  Quality(1)        Securities(2)
----------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond Intermediate maturity     3-6 years B to Aaa; max 10%     0-20%(3)
 Duration                        fixed income securities             below Baa
 Bond
 Portfolio
----------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The Total Return Bond Portfolio is a "Fixed Income Portfolio". A
Income      Fixed Income Portfolio invests at least 65% of its assets in
Instruments "Fixed Income Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolio provides a broad range of investment choices. The
Descrip-    following summaries identify the Portfolio's investment objective,
tions,      principal investments and strategies, principal risks, performance
Perfor-     information and fees and expenses. A more detailed "Summary of
mance       Principal Risks" describing principal risks of investing in the
and Fees    Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus   4

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.


5  PIMCO Variable Insurance Trust

             Calendar Year Total Returns -- Administrative Class
                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                   [BAR CHART]              ----------------------------
                                            Highest (3rd Qtr. '98)5.43%
                   1998   8.61%             ----------------------------
                   1999  -0.58%             Lowest (2nd Qtr. '99)(0.94%)

             Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                         1 Year  (12/31/97)
            -----------------------------------------------
         Administrative Class            (0.58%) 3.91%
            -----------------------------------------------
         Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
            -----------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual
                                                   Portfolio                 Net Portfolio
                         Advisory Service Other    Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses     Reduction(2) Expenses
            ------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.29%(1) 0.69%        (0.04%)      0.65%
            ------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.04%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Administrative        $66                $217               $380               $855
            -----------------------------------------------------------------------------------

                                                                  Prospectus   6

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            A Portfolio with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tends to have the greatest exposure to liquidity risk.

7   PIMCO Variable Insurance Trust

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    A Portfolio that invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

                                                                  Prospectus   8

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

9   PIMCO Variable Insurance Trust

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolio paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Portfolio taken separately):

         Portfolio                    Advisory Fees
            ---------------------------------------
         Total Return Bond Portfolio      0.40%

             Effective April 1, 2000, the Portfolio pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Portfolio taken separately):

         Portfolio
                                      Advisory Fees
            ---------------------------------------
         Total Return Bond Portfolio      0.25%

Administra-  The Portfolio pays for the administrative services it requires
tive Fees    under a fee structure which is essentially fixed. Shareholders of the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of the Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolio paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio                    Administrative Fees
            ---------------------------------------------
         Total Return Bond Portfolio         0.25%

             Effective April 1, 2000, the Portfolio pays PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio                    Administrative Fees
            ---------------------------------------------
         Total Return Bond Portfolio         0.25%

                                                                  Prospectus  10

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio manager responsible for management of the Trust's
Manager     Portfolio, including his occupation for the past five years.

                           Portfolio               Recent Professional
         Portfolio         Manager          Since  Experience
            -----------------------------------------------------------------

         Total Return Bond William H. Gross 12/97* Managing Director, Chief
                                                   Investment Officer and a
                                                   founding partner of PIMCO.



            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

11   PIMCO Variable Insurance Trust

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and the insurance company with a separate account

                                                                  Prospectus  12
            allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


13 PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate its value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

                                                                  Prospectus  14

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

15   PIMCO Variable Insurance Trust

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions and   and assignments of portions of such loans. Participations and
Assignments assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus  16

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

17   PIMCO Variable Insurance Trust

             While a Fixed Income Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. A Portfolio that may invest in foreign securities, may invest up to 10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus    18
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. A Portfolio that invests in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


19   PIMCO Variable Insurance Trust

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus  20
            the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.


21   PIMCO Variable Insurance Trust

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                 Prospectus   22

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

23   PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                 Prospectus   24

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(a)    $(0.06)     $(0.58)      $0.00        $ 0.00         $0.00
 12/31/1998(c)          10.00      0.56          0.28 (a)      0.84       (0.56)       0.00         (0.19)         0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(c) Commenced operations on December 31, 1997.

25    PIMCO Variable Insurance Trust

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.58)     $ 9.45   (0.58)%    $3,877      0.65% (b)      5.96%       102%
   0.00        (0.75)      10.09    8.61       3,259      0.65           5.55        139

-------
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

                                                                 Prospectus   26

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                 Prospectus  A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3    PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                Prospectus   A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.

[LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

[LOGO]              PIMCO Funds Prospectus

PIMCO               ------------------------------------------------------------
Variable            INTERMEDIATE DURATION BOND PORTFOLIO
Insurance           Total Return Bond Portfolio II
Trust
                    ------------------------------------------------------------
April 1, 2000       LONG DURATION BOND PORTFOLIO
                    Long-Term U.S. Government Bond Portfolio
Share Class

Adm Administrative  This cover is not part of the Prospectus

                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond Portfolio II and
Variable    Long-Term U.S. Government Bond Portfolios (the "Portfolios") which
Insurance   are separate investment portfolios offered by the PIMCO Variable
Trust       Insurance Trust (the "Trust"). The Portfolios provide access to the professional investment management services offered by Pacific
April 1,    Investment Management Company ("PIMCO"). The investments made by
2000        the Portfolios at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolios.
            Accordingly, the performance of the Portfolios can be expected to
Admini-     vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Total Return Bond Portfolio II.................................   5
           Long-Term U.S. Government Portfolio............................   7
         Summary of Principal Risks.......................................   9
         Management of the Portfolios.....................................  11
         Investment Options...............................................  12
         Purchases and Redemptions........................................  13
         How Portfolio Shares are Priced..................................  14
         Tax Consequences.................................................  15
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  16
         Financial Highlights.............................................  23
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                      Non-U.S.
                                                                                                      Dollar
                                                                                           Credit     Denominated
                                    Main Investments           Duration                    Quality(1) Securities
-----------------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond II Intermediate maturity      3-6 years                   Baa to Aaa     0%
 Duration                           fixed income securities
 Bond                               with quality and non-
 Portfolio                          U.S. issuer restrictions
-----------------------------------------------------------------------------------------------------------------
 Long          Long-Term            Long-term maturity fixed   (greater than or =) 8 years A to Aaa       0%
 Duration      U.S. Government      income securities
 Bond
 Portfolio
-----------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Total Return Bond II and the
Income      Long-Term U.S. Government Bond Portfolios. Each of the Fixed
Instruments Income Portfolios differs from the other primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income
            Portfolio invests at least 65% of its assets in "Fixed Income
            Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Performance performance information and fees and expenses. A more detailed
and Fees    "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO Total Return Portfolio II

--------------------------------------------------------------------------------
Principal     Investment Objective  Portfolio Focus      Credit Quality
Investments   Seeks maximum         Intermediate         Baa to Aaa
and           total return,         maturity fixed
Strategies    consistent with       income               Dividend Frequency
              preservation of       securities           Declared daily and
              capital and                                distributed monthly
              prudent
              investment            Average Portfolio Duration
              management            3-6 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate      .  Issuer Risk        .  Leveraging Risk
                 Risk               .  Derivatives Risk   .  Liquidity Risk
              .  Credit Risk        .  Mortgage Risk      .  Management Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.

   PIMCO Variable Insurance Trust
5

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment______None)

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.38%(1) 0.78%               (0.13%)      0.65%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.13%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                         Year 1                                         Year 3
            --------------------------------------------------------------------------------------
         Administrative                      $66                                            $236
            --------------------------------------------------------------------------------------

                                                                  Prospectus

            PIMCO Long-Term U.S. Government Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Long-term            A to Aaa
and           Seeks maximum          maturity
Strategies    total return,          fixed income         Dividend Frequency
              consistent with        securities           Declared daily and
              preservation of                             distributed monthly
              capital and            Average Portfolio
              prudent                Duration
              investment             (greater than or
              management             =) 8 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

             The Portfolio's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its assets in securities rated A by Moody's or S&P, and may only invest up to 25% of its assets in securities rated Aa by Moody's or AA by S&P.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging Risk
                 Risk                .  Derivatives Risk    .  Management Risk
              .  Credit Risk         .  Mortgage Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Perfor-     Performance information for this Portfolio is not provided because
mance       it has not been in operation for a full calendar year.
Infor-
mation

7  PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Total Annual                     Net Portfolio
                         Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            -------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.31%(1) 0.71%               (0.06%)          0.65%
            -------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.06%
                representing the Portfolio's organizational expenses as attributed to the class and pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                         Year 1                                         Year 3
            --------------------------------------------------------------------------------------
         Administrative                      $66                                            $221
            --------------------------------------------------------------------------------------

                                                                  Prospectus   8

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
9

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                                                                  Prospectus

            Management of the Portfolios

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolios. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolios and the Portfolios' business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio       Advisory Fees
         -----------------------------
         All Portfolios      0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

         Portfolio       Advisory Fees
         -----------------------------
         All Portfolios      0.25%

Admini- Each Portfolio pays for the administrative services it requires strative under a fee structure which is essentially fixed. Shareholders of
Fees each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

         Portfolio       Administrative Fees
         -----------------------------------
         All Portfolios         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

         Portfolio       Administrative Fees
         -----------------------------------
         All Portfolios         0.25%

11 PIMCO Variable Insurance Trust

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                                        Portfolio              Recent Professional
         Portfolio                      Manager          Since Experience
            ---------------------------------------------------------------------------

         Total Return Bond II           William H. Gross 5/99* Managing Director, Chief
                                                               Investment Officer and a
                                                               founding partner of
                                                               PIMCO.




         Long-Term U.S. Government Bond James M. Keller  4/00  Executive Vice
                                                               President, PIMCO. He
                                                               joined PIMCO as a
                                                               Portfolio Manager in
                                                               1996, and has managed
                                                               fixed income accounts
                                                               for various
                                                               institutional clients
                                                               since that time.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Administrative Class shares.

                                                                  Prospectus

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of each Portfolio. The Plan allows the Portfolios to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with Portfolios; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and its Portfolios and answering questions concerning the Trust and its Portfolios, including questions respecting investors' interests in one or more Portfolios; provision and administration of insurance features for the benefit of investors in connection with the Portfolios; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolios as their funding medium and for related expenses.

             The Plan permits a Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

   PIMCO Variable Insurance Trust
13
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Administrative Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.


                                                                  Prospectus

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

15 PIMCO Variable Insurance Trust

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

                                                                  Prospectus

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Partici-    which investments generally will be in the form of loan
pations     participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

   PIMCO Variable Insurance Trust
17

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. Each
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

                                                                  Prospectus

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.


Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

   PIMCO Variable Insurance Trust
19
            understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the

                                                                  Prospectus
            company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.

   PIMCO Variable Insurance Trust
21

            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(a)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return II
 Administrative Class
 12/31/1999(b)         $10.00     $0.32        $(0.18)(a)    $ 0.14      $(0.32)      $0.00         $0.00         $0.00
Long-Term U.S. Government
 Administrative Class
 12/31/1999(d)         $10.00     $0.36        $ 0.78 (a)    $(0.42)     $(0.36)      $0.00         $0.00         $0.00

-------
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on May 28, 1999.
(d) Commenced operations on April 30, 1999.

   PIMCO Variable Insurance Trust
23

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.32)      $9.82    1.41%     $5,128      0.65%*(c)      5.38%*      378%


  $0.00       $(0.36)      $9.22   (4.28)%    $7,173      0.65%*(e)      5.55%*      294%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ration of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.
(e) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%* for the period ended December 31, 1999.

                                                                   Prospectus

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of
of          certain series of PIMCO Funds: Pacific Investment Management
Similar     Series ("PIMS"). Each PIMS series has investment objectives,
Funds       policies and strategies substantially similar to those of its respective PIMCO Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of each PIMS series and its respective PVIT Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of any of the PVIT
            Portfolios or the future performance of any PVIT Portfolio or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of each PIMS series. The operating expenses of the Institutional Class of each PIMS series in the table are lower than the operating expenses of each Administrative Class of the corresponding PVIT Portfolio. As such, performance would have been lower if the PVIT Portfolios' expenses were used. In addition, the PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            Each PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolios. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indices identified below does not reflect the fees or expenses of the PIMS series or the Portfolios.

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                             Since   Inception
                                   1 Year  3 Years 5 Years Inception   Date
------------------------------------------------------------------------------
PIMCO Total Return Fund II         (1.07)   6.06    8.07      7.25   12/30/91
 Lehman Brothers Aggregate Bond/1/ (0.82)   5.73    7.73
PIMCO Long-Term U.S. Government
 Fund/2/                           (7.99)   6.27    9.72     10.35     7/1/91
 Lehman Long-Term Treasury/3/      (8.74)   6.03    9.08

-------
/1/The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
/2/Prior to July 1997 and April 2000 the Long-Term U.S. Government Fund was
  managed by different portfolio managers.
/3/The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

   PIMCO Variable Insurance Trust
25

            Appendix A
            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                                                  Prospectus

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   PIMCO Variable Insurance Trust

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

                                                                  Prospectus
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

   PIMCO Variable Insurance Trust

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.

[LOGO OF PIMCO FUNDS]

PIMCO Funds
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

[LOGO]             PIMCO Funds Prospectus

PIMCO              -------------------------------------------------------------
Variable           SHORT DURATION BOND PORTFOLIO
Insurance          Short-Term Bond Portfolio
Trust

April 1, 2000      -------------------------------------------------------------
                   INTERMEDIATE DURATION BOND PORTFOLIO
Share Class        Total Return Bond Portfolio

Ins Institutional  -------------------------------------------------------------
                   STOCK PORTFOLIO
                   StocksPLUS Growth and Income Portfolio

                   This cover is not part of the Prospectus
                                                           [LOGO OF PIMCO FUNDS]

            Prospectus


PIMCO       This Prospectus describes 3 separate investment portfolios (the
Variable    "Portfolios"), offered by the PIMCO Variable Insurance Trust (the
Insurance   "Trust"). The Portfolios provide access to the professional
Trust       investment management services offered by Pacific Investment
            Management Company ("PIMCO"). The investments made by the
April 1,    Portfolios at any given time are not expected to be the same as
2000        those made by other mutual funds for which PIMCO acts as
            investment adviser, including mutual funds with investment
Share       objectives and strategies similar to those of the Portfolios.
Class       Accordingly, the performance of the Portfolios can be expected to vary from that of the other mutual funds.
Institu-
tional
            This Prospectus explains what you should know about the Portfolios before you invest. Please read it carefully.

            Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolios to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolios also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   PIMCO Variable Insurance Trust
1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summaries..............................................   5
           Short-Term Bond Portfolio......................................   5
           Total Return Bond Portfolio....................................   7
           StocksPLUS Growth and Income Portfolio.........................   9
         Summary of Principal Risks.......................................  11
         Management of the Portfolios.....................................  14
         Investment Options...............................................  15
         Purchases and Redemptions........................................  16
         How Portfolio Shares are Priced..................................  17
         Tax Consequences.................................................  18
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  19
         Financial Highlights.............................................  29
         Appendix A--Description of Securities Ratings.................... A-1

                                                                  Prospectus

            Summary Information

The table below compares certain investment characteristics of the Portfolios. Other important characteristics are described in the individual Portfolio Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                   Non-U.S.
                                                                                                   Dollar
                                                                                 Credit            Denominated
                                            Main Investments           Duration  Quality(1)        Securities(2)
----------------------------------------------------------------------------------------------------------------
 Short         Short-Term Bond              Money market instruments   0-1 year  B to Aaa; max 10%   0-5%(3)
 Duration                                   and short maturity fixed             below Baa
 Bond                                       income securities
 Portfolio
----------------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond            Intermediate maturity      3-6 years B to Aaa; max 10%   0-20%(3)
 Duration                                   fixed income securities              below Baa
 Bond
 Portfolio
----------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index        0-1 year  B to Aaa; max       0-20%(3)
 Portfolio                                  derivatives backed by a              10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
----------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) Each Portfolio may invest beyond this limit in U.S. dollar-denominated securities.
(3) The percentage limitation relates to non-U.S. dollar-denominated securities.

3  PIMCO Variable Insurance Trust

Fixed       The "Fixed Income Portfolios" are the Short-Term Bond and the
Income Total Return Bond Portfolios. Each of the Fixed Income Portfolios Instruments differs from the other primarily in the length of the Portfolio's duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Portfolio invests at least 65% of its assets in "Fixed Income Instruments," which as used in this Prospectus includes:

            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
            . obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The Portfolios provide a broad range of investment choices. The
Descrip-    following summaries identify each Portfolio's investment
tions,      objective, principal investments and strategies, principal risks,
Performance performance information and fees and expenses. A more detailed
and Fees    "Summary of Principal Risks" describing principal risks of investing in the Portfolios begins after the Portfolio Summaries.

             It is possible to lose money on investments in the Portfolios.

             An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  Prospectus

            PIMCO Short-Term Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Money market         B to Aaa; maximum
and           Seeks maximum          instruments and      10% below Baa
Strategies    current income,        short maturity
              consistent with        fixed income         Dividend Frequency
              preservation of        securities           Declared daily and
              capital and daily                           distributed monthly
              liquidity              Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO's forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging
                 Risk                .  Derivatives            Risk
              .  Credit Risk            Risk                .  Management
              .  Market Risk         .  Mortgage Risk          Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance Performance information for this Portfolio is not provided because Information it has not been in operation for a full calendar year.
5
   PIMCO Variable Insurance Trust

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment) None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Total Annual                     Net Portfolio
                        Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class    Fees     Fees    Expenses Expenses            Reduction(2) Expenses
            ------------------------------------------------------------------------------------
         Institutional  0.25%    None    0.21%(1) 0.46%               (0.01%)      0.45%
            ------------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.20% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.45% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class                        Year 1                                         Year 3
            -------------------------------------------------------------------------------------
         Institutional                      $46                                            $147
            -------------------------------------------------------------------------------------

                                                                  Prospectus

            PIMCO Total Return Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional
            Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

7
   PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                  [GRAPH]
                               1998    8.61%
                               1999   -0.58%

                  Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (3rd Qtr. '98)        5.43%
-----------------------------------
Lowest (2nd Qtr. '99)        (0.94%)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                 Portfolio
                                                 Inception
                                         1 Year  (12/31/97)
         --------------------------------------------------
         Administrative Class            (0.58%) 3.91%
         --------------------------------------------------
         Lehman Aggregate Bond Index(1)  (0.82%) 3.82%
         --------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Total Annual
                                                  Portfolio                 Net Portfolio
                        Advisory Service Other    Operating    Expense      Operating
         Share Class    Fees     Fees    Expenses Expenses     Reduction(2) Expenses
         --------------------------------------------------------------------------------
         Institutional  0.25%    None    0.26%(1) 0.51%        (0.01%)      0.50%
         --------------------------------------------------------------------------------

            (1) "Other Expenses", which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.25% administrative fee and 0.01% representing the class' estimated pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class          Year 1             Year 3             Year 5             Year 10
            ----------------------------------------------------------------------------------
         Institutional        $51                $163               $284               $640
            ----------------------------------------------------------------------------------

                                                                               8
                                                                  Prospectus

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and           Seeks total            index derivatives    10% below Baa
Strategies    return which           backed by a
              exceeds that of        portfolio of         Dividend
              the S&P 500            short-term fixed     Frequency
                                     income securities    Declared and
                                                          distributed
                                     Average Portfolio    quarterly
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk             Risk                . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio.
                                     . Currency Risk

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional
            Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

9  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                   [GRAPH]

                               1998     30.11%
                               1999     19.85%

                  Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------
Highest (4th Qtr. '98)        21.95%
------------------------------------
Lowest (3rd Qtr. '98)         -8.82%

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                                   Portfolio
                                                                                   Inception
                                              1 Year                               (12/31/97)
         ------------------------------------------------------------------------------------
         Administrative Class                 19.85%                               24.87%
         ------------------------------------------------------------------------------------
         S&P 500 Index(1)                     21.04%                               24.75%
         ------------------------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Portfolio:
of the
Portfolio   Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Total Annual                     Net Portfolio
                        Advisory Service Other    Portfolio Operating Expense      Operating
         Share Class    Fees     Fees    Expenses Expenses            Reduction(2) Expenses
         ---------------------------------------------------------------------------------------
         Institutional  0.40%    None    0.11%(1) 0.51%               (0.01%)      0.50%
         ---------------------------------------------------------------------------------------

            (1) "Other Expenses" which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.10% administrative fee and 0.01% representing the class' estimated pro rata Trustee's fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operation expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.50% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class          Year 1             Year 3             Year 5             Year 10
         -------------------------------------------------------------------------------------
         Institutional        $51                $163               $284               $640
         -------------------------------------------------------------------------------------

                                                                  Prospectus  10

            Summary of Principal Risks

            The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by a Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      A Portfolio could lose money if the issuer or guarantor of a fixed
Risk        income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by a Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.
            Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

   PIMCO Variable Insurance Trust
11

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    A Portfolio that purchases mortgage-related securities is subject
Risk        to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign     A Portfolio that invests in foreign securities may experience more
(Non-       rapid and extreme changes in value than a Portfolio that invests
U.S.)       exclusively in securities of U.S. companies. The securities
Investment  markets of many foreign countries are relatively small, with a
Risk        limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    Portfolios that invest directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary

                                                                  Prospectus

            Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the returns of a Portfolio.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

Management  Each Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

   PIMCO Variable Insurance Trust
13

            Management of the Portfolios

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolios. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolios and the Portfolios' business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999, PIMCO had approximately $186 billion in assets under management.

Advisory    Each Portfolio pays PIMCO fees in return for providing investment
Fees        advisory services. For the fiscal year ended December 31, 1999, the Portfolios paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

            Portfolio                  Advisory Fees
            ----------------------------------------
            Short-Term Bond Portfolio      0.35%
            All other Portfolios           0.40%

             Effective April 1, 2000, the Portfolios pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Portfolio taken separately):

            Portfolio
                                                 Advisory Fees
            --------------------------------------------------
            StocksPLUS Growth and Income Portfolio      0.40%
            All other Portfolios                        0.25%

Admini-     Each Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fees        each Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The result of this fee structure is an expense level for shareholders of each Portfolio that, with limited exceptions, is precise and predictable under ordinary circumstances.

             For the fiscal year ended December 31, 1999, the Portfolios paid
            PIMCO monthly administrative fees at the following annual rates:

            Portfolio       Administrative Fees
            -----------------------------------
            All Portfolios         0.25%

             Effective April 1, 2000, the Portfolios pay PIMCO monthly
            administrative fees at the following annual rates:

            Portfolio                             Administrative Fees
            ------------------------------------------------------
            StocksPLUS Growth & Income Portfolio         0.10%
            Short-Term Bond Portfolio                    0.20%
            Total Return Bond Portfolio                  0.25%

                                                                  Prospectus

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by a Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolios, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

Individual  The table below provides information about the individual
Portfolio   portfolio managers responsible for management of the Trust's
Managers    Portfolios, including their occupations for the past five years.

                            Portfolio
         Portfolio          Manager          Since    Recent Professional Experience
            --------------------------------------------------------------------------------------
         Short-Term Bond    Paul A. McCulley    9/99* Executive Vice President, PIMCO. He has
                                                      managed fixed income assets since joining
                                                      PIMCO in 1999. Prior to joining PIMCO, Mr.
                                                      McCulley was associated with Warburg Dillon
                                                      Read as a Managing Director from 1992-1999
                                                      and Head of Economic and Strategy Research
                                                      for the Americas from 1995-1999, where he
                                                      managed macro research world-wide.

         Total Return Bond  William H. Gross   12/97* Managing Director, Chief Investment Officer
         StocksPLUS                                   and a founding partner of PIMCO. He leads a
          Growth and Income                    12/97* team which manages the StocksPLUS Portfolio.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Institutional Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolios in this Prospectus. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares. Administrative Class shares are subject to a higher level of operating expenses than Institutional Class shares due to an additional service fee paid by Administrative Class shares. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

   PIMCO Variable Insurance Trust
15

              . Arrangements with Service Agents. Institutional Class shares of the Portfolios may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolios to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolios.

             As of the date of this Prospectus, shares of the Portfolios are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

             While the Portfolios currently do not foresee any disadvantages to Variable Contract Owners if the Portfolios serve as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolios served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account

                                                                  Prospectus
            allocating assets to the Portfolios are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios, which might force the Portfolios to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that a Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemption's of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The net asset value ("NAV") of a Portfolio's Institutional Class shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

17
   PIMCO Variable Insurance Trust

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Portfolios may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service fees paid by Administrative Class shares. Generally, for Portfolio that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.
            Tax Consequences

            Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolios also intend to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If a Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolios' Statement of Additional Information for more information on taxes.

                                                                  Prospectus

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolios described under the "Portfolio Summaries" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual fund, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Securities  Most of the Portfolios in this prospectus seek maximum total
Selection   return. The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S.        U.S. Government securities are obligations of and, in certain
Government cases, guaranteed by, the U.S. Government, its agencies or Securities government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolios may invest include municipal lease obligations. The
            Portfolios may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   Each Portfolio may invest all of its assets in mortgage- and
Related     asset-backed securities. Mortgage-related securities include
and Other   mortgage pass-through securities, collateralized mortgage
Asset-      obligations ("CMOs"), commercial mortgage-backed securities,
Backed      mortgage dollar rolls, CMO residuals, stripped mortgage-backed
Securities  securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   PIMCO Variable Insurance Trust
19

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. A Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan        Certain Portfolios may invest in fixed- and floating-rate loans,
Partici-    which investments generally will be in the form of loan
pations     participations and assignments of portions of such loans.
and         Participations and assignments involve special types of risk,
Assign-     including credit risk, interest rate risk, liquidity risk, and the
ments       risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

              . Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Offering Memorandum describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                  Prospectus

             A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. Each
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      Each Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible Each Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

   PIMCO Variable Insurance Trust
21

             While the Fixed Income Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

            Investing in the securities of issuers in any foreign country
Foreign     involves special risks and considerations not typically associated
(Non-       with investing in U.S. companies. Shareholders should consider
U.S.)       carefully the substantial risks involved for Portfolios that
Securities  invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             Certain Portfolios also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Short-Term Bond Portfolio may
            invest up to 5% of its assets in securities of issuers based in countries with developing (or "emerging market") economies and each remaining Portfolio that may invest in foreign securities may invest up to 10% of its assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different

                                                                Prospectus
            clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Each Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     A Portfolio that invests directly in foreign currencies or in
(Non-       securities that trade in, or receive revenues in, foreign
U.S.)       currencies will be subject to currency risk. Foreign currency
Currencies  exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

              . Foreign Currency Transactions. Portfolios that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Each Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.


   PIMCO Variable Insurance Trust
23

Reverse     Each Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by a Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. A Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

             Each Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, a Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. A Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk,

                                                                  Prospectus
            each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed The Portfolios may also enter into, or acquire participations in, Funding delayed funding loans and revolving credit facilities, in which a Loans and lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit the effect of requiring a Portfolio to increase its investment in Facilities a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       Each Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.


   PIMCO Variable Insurance Trust
25

Investment  Each Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment  investment companies, or in pooled accounts or other investment
Companies   vehicles which invest in foreign markets. As a shareholder of any investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, each
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       Each Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A
            Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    Each Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, each Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time a Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.


                                                                  Prospectus

Temporary   For temporary or defensive purposes, the Portfolios may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of each Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolios may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolios may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolios to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.

   PIMCO Variable Insurance Trust
27

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                  Prospectus

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)   Investments    Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Short-Term
 Administrative Class
 12/31/1999(a)         $10.00     $0.13        $ 0.00 (b)     $0.13      $(0.13)     $ 0.00        $ 0.00         $0.00
Total Return
 Administrative Class
 12/31/1999            $10.09     $0.58        $(0.64)(b)    $(0.06)     $(0.58)     $ 0.00        $ 0.00         $0.00
 12/31/1998(e)          10.00      0.56          0.28 (b)      0.84       (0.56)       0.00         (0.19)         0.00
StocksPLUS Growth and Income
 Administrative Class
 12/31/1999            $12.58     $0.76        $ 1.65 (b)    $ 2.41      $(0.61)     $(0.82)       $ 0.00         $0.00
 12/31/1998(e)          10.00      0.30          2.68 (b)      2.98       (0.29)      (0.11)         0.00          0.00

-------
(a) Commenced operations on September 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.
(e) Commenced operations on December 31, 1997.

   PIMCO Variable Insurance Trust
29

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------


  $0.00       $(0.13)     $10.00    1.32 %   $  3,040     0.60%*(c)      5.17%*      N/A


  $0.00       $(0.58)     $ 9.45   (0.58)%   $  3,877     0.65% (d)      5.96%       102%
   0.00        (0.75)      10.09    8.61        3,259     0.65           5.55        139


  $0.00       $(1.43)     $13.56   19.85 %   $230,412     0.65%          5.69%        34%
   0.00        (0.40)      12.58   30.11       58,264     0.65           5.30         61

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42%* for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

                                                                  Prospectus

            Other Information


Performance The following table provides information concerning the historical Information total return performance of the Institutional Class shares of one
of          series of PIMCO Funds: Pacific Investment Management Series
Similar     ("PIMS"). The PIMS series has investment objectives, policies and
Funds       strategies substantially similar to those of its respective PIMCO
            Variable Insurance Trust ("PVIT") Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of the PIMS series and its respective PVIT
            Portfolio are similar, they are not identical and the performance of the PIMS series and the PVIT Portfolio will vary. The data is provided to illustrate the past performance of PIMCO in managing a substantially similar investment portfolio and does not represent the past performance of the PVIT Portfolio or the future performance of the PVIT Portfolio or its portfolio manager.
            Consequently, potential investors should not consider this performance data as an indication of the future performance of the PVIT Portfolio or of its portfolio manager.

            The performance data shown below reflects the operating expenses of the Institutional Class of the PIMS series. The PIMS series, unlike the Portfolios, are not sold to Separate Accounts to fund Variable Contracts. As a result, the performance results presented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolios will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

            The PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolio. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the PIMS series or the Portfolio.

   Average Annual Total Return for Similar Series of PIMS Institutional Class and for Benchmark Indices for Periods Ended December 31, 1999

                                                           Since   Inception
                                  1 Year 3 Years 5 Years Inception   Date
----------------------------------------------------------------------------
PIMCO Short-Term Fund/1/           5.24   5.83    6.73     6.41     10/7/87
 Salomon 3-Month Treasury Bill/2/  4.73   5.01    5.20

-------
/1/Prior to January 1998 and August 1999 the Short-Term Fund was managed by different portfolio managers.
/2/The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

   PIMCO Variable Insurance Trust
31

            Appendix A

            Description of Securities Ratings

            A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two highest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                                                  Prospectus

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-2  PIMCO Variable Insurance Trust

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

                                                                  Prospectus A-3
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-4  PIMCO Variable Insurance Trust

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolios. The SAI and the financial statements included in the Portfolios' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Portfolios' annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Portfolio, or make shareholder inquiries by calling the Trust at 1-800-987-4626 or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-8399.


                             [LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660